EXHIBIT 10.1

6-30-04 PIER boilerplate
STANDARD AGREEMENT
STD. 213 (NEW 06/03)
                                              ---------------------------------
                                                               AGREEMENT NUMBER
                                                                     500-04-009
                                              ---------------------------------
                                                            REGISTRATION NUMBER
                                                                  3360020563998
                                              ---------------------------------
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

   ------ -------------------------------------------------------------------------------------------------------------------------
   1. This Agreement is entered into between the State Agency and the Contractor named below
          -------------------------------------------------------------------------------------------------------------------------
          STATE AGENCY'S NAME
          State Energy Resources Conservation and Development Commission (Commission)
          -------------------------------------------------------------------------------------------------------------------------
          CONTRACTOR'S NAME
          Beacon Power Corporation dba Beacon Matrix Services
   ------ ----------------------------- -- ----------------------------------------------------------------------------------------
   2. The term of this
          Agreement is:                    January 12, 2005 to May 31, 2007
   ------ ----------------------------- -- ----------------------------------------------------------------------------------------
   3. The maximum amount
          of this Agreement is:         $  1,232,854.00
   ------ -------------------------------------------------------------------------------------------------------------------------
   4.     The parties agree to comply with the terms and conditions of the following Exhibits which are by this reference made a part of the
          Agreement:

             Exhibit A - Scope of Work                                                                              17      Pages
                  Exhibit A - Attachments                                                                           11      Pages

             Exhibit B - Budget Detail and Payment Provisions                                                       6       Pages
                  Exhibit B - Attachments                                                                           6       Pages

             Exhibit C* - General Terms and Conditions GTC 304 3/04

             Check mark one item below as Exhibit D:
                      Exhibit D - Special Terms and Conditions (Attached hereto as part of this Agreement)          16      Pages
                      Exhibit D - *Special Terms and Conditions

             Exhibit E - Additional Provisions                                                                      3       Pages
                  Exhibit E - Attachment                                                                            5


             Exhibit F - Contacts                                                                                   2        Page

             Exhibit G - Definitions                                                                                3       Pages

             Exhibit H - Subcontract Flow-Down Provisions                                                           9       Pages

   Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this agreement as if attached hereto. These documents can be viewed at www.ols.dgs.ca.gov/Standard+Language.

   IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
   --------------------------------------------------------------------------------------------------------------------------------
                                                CONTRACTOR                                                California Department of
                                                                                                         General Services Use Only
   -----------------------------------------------------------------------------------------------------
                                                                                                        APPROVED:  JANUARY 31, 2005
                                                                                                        DEPT OF GENERAL SERVICES
   CONTRACTOR'S NAME (If other than an individual, state whether a corporation, partnership, etc.)

                                                                                                           Exempt per:
                                                                                                         --------------------------
   Beacon Power Corporation dba Beacon Matrix Services
   -----------------------------------------------------------------------------------------------------
   BY (Authorized Signature)                                      DATE SIGNED (Do not type)

   -      /s/ James M. Spiezio                                    1/20/05
   ------ ------------------------------------------------------- --------------------------------------
   PRINTED NAME AND TITLE OF PERSON SIGNING
   James M. Spiezio, CFO and Treasurer
   -----------------------------------------------------------------------------------------------------
   ADDRESS
   234 Ballardvale Street, Wilmington, MA 01887
   -----------------------------------------------------------------------------------------------------
                                           STATE OF CALIFORNIA
   -----------------------------------------------------------------------------------------------------
   AGENCY NAME
   State Energy Resources Conservation and Development Commission (Commission)
   -------------------------------------------------------------- --------------------------------------
   BY (Authorized Signature)                                      DATE SIGNED (Do not type)
   -      /s/ Cheryl Raedel                                       1/21/05
   ------ ------------------------------------------------------- --------------------------------------
   PRINTED NAME AND TITLE OF PERSON SIGNING
   Cheryl Raedel, Contracts Office Manager
   -----------------------------------------------------------------------------------------------------
   ADDRESS
   1516 Ninth Street, Sacramento, CA  95814
   -----------------------------------------------------------------------------------------------------
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                                    EXHIBIT A
                                  SCOPE OF WORK

PURPOSE
The purpose of this Agreement is to fund research, development and demonstration projects under the Energy Commission Public Interest Energy Research (PIER) Program. The Agreement will develop flywheel and control system specifications based on the testing of a distributed utility integration test (DUIT) facility located in San Ramon, California.

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GLOSSARY
Specific terms and acronyms used throughout this work statement are defined as follows:
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Acronym            Definition
------------------ -------------------------------------------------------------------------------------------------
AGC                Automatic Generator Signal
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CAISO              California Independent System Operator
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CPR                Critical Project Review
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CT                 Current Transformer
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DAS                Data Acquisition System
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DOE                U. S. Department of Energy
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DUA                Distributed Utility Associates
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DUIT               Distributed Utility Integration Test Facility
------------------ -------------------------------------------------------------------------------------------------
FESS               Flywheel Energy Storage System
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INGRESS            Integrated Grid Responsive Energy Storage System
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ISO                Independent System Operator
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kW                 kiloWatt - one thousand Watts of power
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MOU                Memorandum of Understanding
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MW                 megaWatt - one million Watts of power
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PAC                Project Advisory Committee
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PG&E               Pacific Gas & Electric
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PT                 Potential Transformer
------------------ -------------------------------------------------------------------------------------------------
RFP                Request for Proposal
------------------ -------------------------------------------------------------------------------------------------
RIG                Remote Intelligence Gateway
------------------ -------------------------------------------------------------------------------------------------
UCC.1              Uniform Commercial Code (Financing Statement)
------------------ -------------------------------------------------------------------------------------------------
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TECHNICAL TASK LIST
------------- ----------- ------------------------------------------------------------------------------------------
Task #        CPR         Task Name
------------- ----------- ------------------------------------------------------------------------------------------
    1.0          N/A      Administration
------------- ----------- ------------------------------------------------------------------------------------------
    2.0                   Set-up Procurement Arrangements and Compile System Information
------------- ----------- ------------------------------------------------------------------------------------------
    3.0           X       INGRESS Design
------------- ----------- ------------------------------------------------------------------------------------------
    4.0                   INGRESS Controller Design
------------- ----------- ------------------------------------------------------------------------------------------
    5.0                   Procure INGRESS System components
------------- ----------- ------------------------------------------------------------------------------------------
    6.0           X       Assemble Flywheel Equipment and Fabricate Transportable Enclosure
------------- ----------- ------------------------------------------------------------------------------------------
    7.0                   Ship and Install at DUIT
------------- ----------- ------------------------------------------------------------------------------------------
    8.0                   INGRESS DAS Design and Integration
------------- ----------- ------------------------------------------------------------------------------------------
    9.0                   Test Planning and Training
------------- ----------- ------------------------------------------------------------------------------------------
    10.0          X       Development Test Execution
------------- ----------- ------------------------------------------------------------------------------------------
    11.0                  Commissioning of INGRESS System at DUIT
------------- ----------- ------------------------------------------------------------------------------------------
    12.0                  DAS and Benefits Data Reporting Requirements
------------- ----------- ------------------------------------------------------------------------------------------
    13.0         N/A      Technology Transfer Activities
------------- ----------- ------------------------------------------------------------------------------------------
    14.0         N/A      Production Readiness Plan
------------- ----------- ------------------------------------------------------------------------------------------
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KEY NAME LIST
-------------- ------------------------------------- -------------------------------- -------------------------------
Task #                    Key Personnel                   Key Subcontractor(s)                Key Partner(s)
-------------- ------------------------------------- -------------------------------- -------------------------------
     1.0           Matt Lazarewicz (Contractor)
-------------- ------------------------------------- -------------------------------- -------------------------------
     2.0
-------------- ------------------------------------- -------------------------------- -------------------------------
     3.0
-------------- ------------------------------------- -------------------------------- -------------------------------
     4.0           Matt Lazarewicz (Contractor)
-------------- ------------------------------------- -------------------------------- -------------------------------
     5.0
-------------- ------------------------------------- -------------------------------- -------------------------------
     6.0             Bob Downing (Contractor)
-------------- ------------------------------------- -------------------------------- -------------------------------
     7.0
-------------- ------------------------------------- -------------------------------- -------------------------------
     8.0
-------------- ------------------------------------- -------------------------------- -------------------------------
     9.0
-------------- ------------------------------------- -------------------------------- -------------------------------
    10.0                                                                                          CA ISO
-------------- ------------------------------------- -------------------------------- -------------------------------
    11.0                                                                                          CA ISO
-------------- ------------------------------------- -------------------------------- -------------------------------
    12.0                                                                                          CA ISO
-------------- ------------------------------------- -------------------------------- -------------------------------
    13.0           Matt Lazarewicz (Contractor)                                                   CA ISO
-------------- ------------------------------------- -------------------------------- -------------------------------
    14.0           Matt Lazarewicz (Contractor)
                     Bob Downing (Contractor)
-------------- ------------------------------------- -------------------------------- -------------------------------
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Problem Statement

In order to maintain a constant frequency alternating current, the California electric grid must constantly balance the supply of power generated with the varying demand (load). This balance is maintained today by frequent, small adjustments in the output of some of the generators operating on the grid. Not all generators can be successfully operated with constantly varying output, but those that do suffer with higher operating costs due to increased fuel consumption and maintenance.

Frequency regulation has traditionally been a function required of integrated utilities, but with the deregulation, it has also become a separately identified service with its own established market prices. Frequency regulation is one of several ancillary services that are a byproduct market available to generators. Using Flywheel Energy Storage System (FESS) technology, frequency regulation can be addressed for the first time as a primary application - and with higher performance and lower operating costs.

There is now a clearly established link between the increased utilization of renewable wind generation and a need for incremental frequency regulation. As more and more renewable wind power is brought on line to meet state and federal mandates, there will be an even larger increase in demand for regulation. With the exception of hydropower, the FESS is the only means of providing regulation without emissions.

The frequency regulation application provides a perfect match between the attributes of the FESS and the cyclic characteristic required. Flywheels actually store excess energy when generated power exceeds load and deliver it when load increases. Unlike generation based frequency regulation, energy is recycled; no fuel is consumed, and no emissions are generated. The emission free nature of the FESS will allow for a greatly simplified and accelerated process for siting and permitting the equipment compared to conventional generators.

The main barrier to acceptance in the market is that of introducing new technology such as FESS to a conservative industry, which understandably places high value on proven, long lasting and reliable equipment. The cost benefits also have to be clear and this is not an easy task when they can be network specific and range over a number of inter-related operational and capital cost items. Demonstration is the key to acceptance. This project will take technical demonstration significantly forward by use of standardized, factory-fitted flywheel energy storage units and applying them to specific regulation requirements in California. It will also move the analysis of costs and benefits to a new level, with the results being audited by outside test operators, utilities, and ISO's, with different perspectives.

Relationship to PIER Goals

This project meets the PIER goal of Improving the Reliability, Quality, and Sufficiency of California's Electricity by demonstrating an alternative method of regulating frequency compared to the existing practice of cycling generators. This method will be more reliable, faster responding and have a lower operating cost. It will also meet a second PIER goal of connecting to near-term market applications by proving the cost-benefits in an existing network with the involvement of key partners in the supply of electricity and ancillary services.

Goals of the Agreement

The goal of this project is to provide an Integrated Grid Response Energy Storage System (INGRESS) to be installed and tested at the DUIT site in San Ramon, CA. INGRESS includes seven (7) conventional flywheel systems installed in a transportable enclosure integrated with a power electronics system and other necessary ancillary equipment required for the FESS to operate as a single piece of storage equipment. The DUIT demonstration will provide actual field test data on a scaled down version of a fully operational INGRESS thereby allowing the Energy Commission and CAISO others to assess operational and economic performance potential of the technology and application. Additionally, this test data will allow other similar electrical grid management agencies throughout the nation to assess the value of this technology on their utility electric grid systems. Flywheel and control system specifications will be developed based on analysis and testing to accelerate the implementation and commercialization of using FESS technology for utility grid frequency regulation.

Objectives of the Agreement

The objectives of this project are to:

o Demonstrate frequency regulation on a scaled down version as INGRESS by following and responding to existing regulation signals used by CAISO.
o Provide demonstration of the ability of INGRESS to follow regulation signals that change five to ten times faster than current signals.
o        Provide evidence of equipment reliability and low maintenance costs.
o Provide a baseline for estimating the economic value of wider system deployment of FESS technology for utility grid frequency regulation.
o Evaluate other benefits including voltage regulation and reactive power output of INGRESS.
o Establish market potential, and effort required to commercialize of FESS technology for utility grid frequency regulation.

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TASK 1.0 ADMINISTRATION

MEETINGS

Task 1.1 Attend Kick-off Meeting
The goal of this task is to establish the lines of communication and procedures for implementing this Agreement.

The Contractor shall:
o Attend a "kick-off" meeting with the Commission Contract Manager, the Contracts Officer, and a representative of the Accounting Office. The Contractor shall bring their Project Manager, Contracts Officer, Accounting Officer, and others designated by the Commission Contract Manager to this meeting. The administrative and technical aspects of this Agreement will be discussed at the meeting. Prior to the kick-off meeting, the Commission Contract Manager will provide an agenda to all potential meeting participants.

     The administrative portion of the meeting shall include, but not be limited to, the following:

o        Terms and conditions of the Agreement
o        CPRs (Task 1.2)
o        Match fund documentation (Task 1.7)
o        Permit documentation (Task 1.8)

     The technical portion of the meeting shall include, but not be limited to, the following:

o The Commission Contract Manager's expectations for accomplishing tasks described in the Scope of Work;
o        An updated Schedule of Deliverables
o        An updated Gantt Chart
o        Progress Reports (Task 1.4)
o        Technical Deliverables (Task 1.5)
o        Final Report (Task 1.6)

The Commission Contract Manager shall designate the date and location of this meeting.

Contractor Deliverables:
o        An Updated Schedule of Deliverables
o        An Updated Gantt Chart
o        An Updated List of Match Funds
o        An Updated List of Permits

Commission Contract Manager Deliverables:
o        Final Report Instructions


Task 1.2 CPR Meetings
The goal of this task is to determine if the project should continue to receive Commission funding to complete this Agreement and if it should, are there any modifications that need to be made to the tasks, deliverables, schedule or budget.

CPRs provide the opportunity for frank discussions between the Commission and the Contractor. CPRs generally take place at key, predetermined points in the Agreement, as determined by the Commission Contract Manager and as shown in the Technical Task List above and in the Schedule of Deliverables. However, the Commission Contract Manager may schedule additional CPRs as necessary, and any additional costs will be borne by the Contractor.

Participants include the Commission Contract Manager and the Contractor, and may include the Commission Contracts Officer, the PIER Program Team Lead, other Commission staff and Management as well as other individuals selected by the Commission Contract Manager to provide support to the Commission.

The Commission Contract Manager shall:
o Determine the location, date and time of each CPR meeting with the Contractor. These meetings generally take place at the Commission, but they may take place at another location.

o Send the Contractor the agenda and a list of expected participants in advance of each CPR. If applicable, the agenda shall include a discussion on both match funding and permits.

o Conduct and make a record of each CPR meeting. One of the outcomes of this meeting will be a schedule for providing the written determination described below.

o Determine whether to continue the project, and if continuing, whether or not to modify the tasks, schedule, deliverables and budget for the remainder of the Agreement, including not proceeding with one or more tasks. If the Commission Contract Manager concludes that satisfactory progress is not being made, this conclusion will be referred to the Commission's Research, Development and Demonstration Policy Committee for its concurrence.

o Provide the Contractor with a written determination in accordance with the schedule. The written response may include a requirement for the Contractor to revise one or more deliverable(s) that were included in the CPR.

The Contractor shall:
o Prepare a CPR Report for each CPR that discusses the progress of the Agreement toward achieving its goals and objectives. This report shall include recommendations and conclusions regarding continued work of the projects. This report shall be submitted along with any other deliverables identified in this Scope of Work. Submit these documents to the Commission Contract Manager and any other designated reviewers at least 15 working days in advance of each CPR meeting.

o Present the required information at each CPR meeting and participate in a discussion about the Agreement.

Contractor Deliverables:
o        CPR Report(s)
o        CPR deliverables identified in the Scope of Work

Commission Contract Manager Deliverables:
o        Agenda and a List of Expected Participants
o        Schedule for Written Determination
o        Written Determination

Task 1.3 Final Meeting
The goal of this task is to closeout this Agreement.

The Contractor shall:
o Meet with the Commission to present the findings, conclusions, and recommendations. The final meeting must be completed during the closeout of this Agreement.

     This meeting will be attended by, at a minimum, the Contractor, the Commission Contracts Officer, and the Commission Contract Manager. The technical and administrative aspects of Agreement closeout will be discussed at the meeting, which may be two separate meetings at the discretion of the Commission Contract Manager.

     The technical portion of the meeting shall present findings, conclusions, and recommended next steps (if any) for the Agreement. The Commission Contract Manager will determine the appropriate meeting participants.

     The administrative portion of the meeting shall be a discussion with the Commission Contract Manager and the Contracts Officer about the following Agreement closeout items:

o        What to do with any state-owned equipment (Options)
o Need to file UCC.1 form re: Commission's interest in patented technology
o Commission's request for specific "generated" data (not already provided in Agreement deliverables)
o Need to document Contractor's disclosure of "subject inventions" developed under the Agreement
o "Surviving" Agreement provisions, such as repayment provisions and confidential deliverables o Final invoicing and release of retention

o Prepare a schedule for completing the closeout activities for this Agreement.

Deliverables:
o Written documentation of meeting agreements and all pertinent information
o        Schedule for completing closeout activities

REPORTING

Task 1.4 Monthly Progress Reports
The goal of this task is to verify periodically that satisfactory and continued progress is made towards achieving the research objectives of this Agreement.

The Contractor shall:
o Prepare progress reports which summarize all Agreement activities conducted by the Contractor for the reporting period, including an assessment of the ability to complete the Agreement within the current budget and any anticipated cost overruns. Each progress report is due to the Commission Contract Manager within 5 working days after the end of the reporting period. Attachment A-2, Progress Report Format, provides the recommended specifications.

Deliverables:
o        Monthly Progress Reports

Task 1.5 Test Plans, Technical Reports and Interim Deliverables
The goal of this task is to set forth the general requirements for submitting test plans, technical reports and other interim deliverables, unless described differently in the Technical Tasks.

The Contractor shall:
o Submit a draft of each deliverable listed in the Technical Tasks to the Commission Contract Manager for review and comment in accordance with the approved Schedule of Deliverables. The Commission Contract Manager will provide written comments back to the Contractor on the draft deliverable within 5 working days of receipt. Once agreement has been reached on the draft, the Contractor shall submit the final deliverable to the Commission Contract Manager. The Commission Contract Manager shall provide written approval of the final deliverable within 2 working days of receipt. Key elements from this deliverable shall be included in the Final Report for this project.

Task 1.6 Final Report
The goal of this task is to prepare a comprehensive written Final Report that describes the original purpose, approach, results and conclusions of the work done under this Agreement. The Commission Contract Manager will review and approve the Final Report. The Final Report must be completed on or before the termination date of the Agreement. Attachment A-3, Final Report Contents and Format, provides the recommended specifications.

The Final Report shall be a public document. If the Contractor has obtained confidential status from the Commission and will be preparing a confidential version of the Final Report as well, the Contractor shall perform the following subtasks for both the public and confidential versions of the Final Report.

Task 1.6.1 Final Report Outline

The Contractor shall:
o    Prepare a draft outline of the Final Report.

o Submit the draft outline of Final Report to the Commission Contract Manager for review and approval. The Commission Contract Manager will provide written comments back to the Contractor on the draft outline within 5 working days of receipt. Once agreement has been reached on the draft, the Contractor shall submit the final outline to the Commission Contract Manager. The Commission Contract Manager shall provide written approval of the final outline within 2 working days of receipt.

Deliverables:
o        Draft Outline of the Final Report
o        Final Outline of the Final Report

Task 1.6.2 Final Report

The Contractor shall:
o Prepare the draft Final Report for this Agreement in accordance with the approved outline.

o Submit the draft Final Report to the Commission Contract Manager for review and comment. The Commission Contract Manager will provide written comments within 10 working days of receipt.

     Once agreement on the draft Final Report has been reached, the Commission Contract Manager shall forward the electronic version of this report to the PIER Technology Transfer Group for final editing. Once final editing is completed, the Commission Contract Manager shall provide written approval to the Contractor within 2 working days.

o    Submit one bound copy of the Final Report with the final invoice.

Deliverables:
o        Draft Final Report
o        Final Report

MATCH FUNDS, PERMITS, AND ELECTRONIC FILE FORMAT

Task 1.7 Identify and Obtain Matching Funds
The goal of this task is to ensure that the match funds planned for this Agreement are obtained for and applied to this Agreement during the term of this Agreement.

The costs to obtain and document match fund commitments are not reimbursable through this Agreement. While the PIER budget for this task will be zero dollars, the Contractor may utilize match funds for this task. Match funds shall be spent concurrently or in advance of PIER funds during the term of this Agreement. Match funds must be identified in writing, and the associated commitments obtained before the Contractor can incur any costs for which the Contractor will request reimbursement.

The Contractor shall:
o Prepare a letter documenting the match funding committed to this Agreement and submit it to the Commission Contract Manager at least 2 working days prior to the kick-off meeting:

1. If no match funds were part of the proposal that led to the Commission awarding this Agreement and none have been identified at the time this Agreement starts, then state such in the letter.

2. If match funds were a part of the proposal that led to the Commission awarding this Agreement, then provide in the letter:

o                     A list of the match funds that identifies the:
o Amount of each cash match fund, its source, including a contact name, address and telephone number and the task(s) to which the match funds will be applied.

o Amount of each in-kind contribution, a description, documented market or book value, and its source, including a contact name, address and telephone number and the task(s) to which the match funds will be applied. If the in-kind contribution is equipment or other tangible or real property, the Contractor shall identify its owner and provide a contact name, address and telephone number, and the address where the property is located.

o A copy of the letter of commitment from an authorized representative of each source of cash match funding or in-kind contributions that these funds or contributions have been secured.

o Discuss match funds and the implications to the Agreement if they are significantly reduced or not obtained as committed, at the kick-off meeting. If applicable, match funds will be included as a line item in the progress reports and will be a topic at CPR meetings.

o Provide the appropriate information to the Commission Contract Manager if during the course of the Agreement additional match funds are received.

o Notify the Commission Contract Manager within 5 working days if during the course of the Agreement existing match funds are reduced. Reduction in match funds may trigger an additional CPR.

Deliverables:
o    A letter regarding Match Funds or stating that no Match Funds are provided
o    Letter(s) for New Match Funds
o    A copy of each Match Fund commitment letter
o    Letter that Match Funds were Reduced (if applicable)

Task 1.8 Identify and Obtain Required Permits and CEQA Review
The goal of this task is to obtain all permits (and cooperate with the lead agency's CEQA review, if applicable) required for work completed under this Agreement in advance of the date they are needed to keep the Agreement schedule on track.

Permit costs and the expenses associated with obtaining permits are not reimbursable under this Agreement. While the PIER budget for this task will be zero dollars, the Contractor shall show match funds for this task. Permits must be identified in writing and obtained before the Contractor can incur any costs related to the use of the permits for which the Contractor will request reimbursement.

The Contractor shall:
o Prepare a letter documenting the permits required to conduct this Agreement and submit it to the Commission Contract Manager at least 2 working days prior to the kick-off meeting:

1. If there are no permits required at the start of this Agreement, then state such in the letter.

2. If it is known at the beginning of the Agreement that permits will be required during the course of the Agreement, provide in the letter:
o        A list of the permits that identifies the:
    o        Type of permit
    o Name, address and telephone number of the permitting jurisdictions or lead Agencies
o Schedule the Contractor will follow in applying for and obtaining these permits

o The list of permits and the schedule for obtaining them will be discussed at the kick-off meeting, and a timetable for submitting the updated list, schedule and the copies of the permits will be developed. The implications to the Agreement if the permits are not obtained in a timely fashion or are denied will also be discussed. If applicable, permits will be included as a line item in the progress reports and will be a topic at CPR meetings.

o If during the course of the Agreement additional permits become necessary, then provide the appropriate information on each permit and an updated schedule to the Commission Contract Manager.

o As permits are obtained (including air quality), send a copy of each approved permit to the Commission Contract Manager.

o Submit copies of any documents prepared pursuant to CEQA to the Commission Contract Manager.

o If during the course of the Agreement permits are not obtained on time or are denied, notify the Commission Contract Manager within 5 working days. Either of these events may trigger an additional CPR.

Deliverables:
o    A letter documenting the Permits or stating that no Permits are required
o    Updated list of Permits as they change during the Term of the Agreement
o Updated schedule for acquiring Permits as it changes during the Term of the Agreement
o A copy of each approved Permit (including air quality) and any documents prepared pursuant to CEQA.

Task 1.9 Electronic File Format
The goal of this task is to unify the formats of electronic data and documents provided to the Commission as contract deliverables. Another goal is to establish the computer platforms, operating systems and software that will be required to review and approve all software deliverables.

The Contractor shall:
o Deliver documents to the Commission Contract Manager in the following formats:
o       Data sets shall be in Microsoft (MS) Access or MS Excel file format.
o       PC-based text documents shall be in MS Word file format.
o Documents intended for public distribution shall be in PDF file format, with the native file format provided as well.
o       Project management documents shall be in MS Project file format.

o    Request  exemptions  to the  electronic  file  format in writing at least
     90 days  before the  deliverable is submitted.

Deliverables:
o A letter requesting exemption from the Electronic File Format (if applicable)

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TECHNICAL TASKS

Unless otherwise provided in the individual Task, the Contractor shall prepare all deliverables in accordance with the requirements in Task 1.5.

As per MOU# 500-03-100 "Cooperation on Electric Energy Storage (EES) Demonstration Projects in California," the Contractor is to submit an additional copy of each deliverable to the U.S. Department of Energy contact:

         Garth P. Corey
         Sandia National Laboratories
         Department of Energy
         PO Box 5800 MS-0710
         Albuquerque, NM 87185-0710

Task 2.0 Set-up Procurement Arrangements and Compile System Information

The goal of this task is to compile the appropriate technical information necessary to develop and finalize the INGRESS design. Component specifications will be completed and provided to the appropriate vendors.

The Contractor shall:
o Prepare specifications, purchase orders, or sub contracts for each of the following:
o        Upgraded motor supplier (E&A)
o        Power conditioning module supplier (to be determined)
o        System controller supplier (Reciprocal Design)
o        Container contractor
o        Switchgear supplier
o        DUIT facility (DUA)

Deliverables:
o        Copies of system and component technical specifications

Task 3.0 INGRESS Design

The goal of this task is to produce the complete design package for the INGRESS system components and system transportable enclosure. System schematics and layout will be completed including assembly instructions. The INGRESS system design will be supported with appropriate safety case documentation and analyses. The design will show all necessary interfaces.

The Contractor shall:
o    Develop an INGRESS schematic including component definition.
o    Develop assembly procedures for installation in the container.
o Develop enclosure design for installation at the DUIT site in San Ramon, CA.
o    Develop descriptions of system operations and limitations.
o Prepare the draft INGRESS Design Report suitable for installation and evaluation of INGRESS at the DUIT site. This document shall include, but not be limited to the following:
o        System design drawings for the INGRESS
o        Descriptions of system operations and limitations
o        Safety considerations and factors
o        Other information as appropriate
o    Prepare the CPR Report
o    Participate in the CPR
o Modify the draft INGRESS Design Report in accordance with the comments received during the Critical Project Review. Once agreement has been reached on the draft, the Contractor shall submit the final deliverable to the Commission Contract Manager. The Commission Contract Manger shall provide written approval of the final report within 10 working days of receipt. Key elements of this document shall be included in the Final Report for this project.

Deliverables:
o        Draft INGRESS Design Report.
o        CPR Report
o        Final INGRESS Design Report.

Task 4.0 INGRESS Controller Design

The goal of this task is to develop a Frequency Regulation Control System (hereafter referred to as the "INGRESS Controller"). The INGRESS Controller is composed of two separate controlling modules. The first controller module is connected to the flywheel system and will manage the power flow within and to and from the INGRESS as a function of the regulation signal and status of the energy storage units. Input and outputs to the INGRESS Controller will be defined along with algorithms and signal interface specifications. The INGRESS Controller will be connected within the INGRESS.

The second controller is a dispatch and control signal module and will be developed to interface between the CAISO and the INGRESS Controller. This module will work through the internet and eliminate the need for expensive RIG signal conditioning.

The Contractor shall:
o Prepare the draft INGRESS Controller Design Report for a complete system suitable for installation and evaluation at the DUIT site. This document shall include, but not be limited to the following:
o Definition of the control logic and hardware specifications for the INGRESS Controller.
o        Factory Acceptance Test procedures for the INGRESS Controller.
o Definition of the control logic and hardware specifications for the Dispatch and Control Signal Module.
o        Factory Acceptance Test procedures for the Dispatch and Control Signal
         Module.
o        System Schematic including component definition.
o        Assembly procedures for installation at the DUIT site.
o        Descriptions of system operations and limitations.
o        Safety procedures.

Deliverables:
o        Draft INGRESS Controller Design Report.
o        Final INGRESS Controller Design Report.

Task 5.0 Procure INGRESS System Components

The goal of this task is to ensure that the INGRESS System and ancillary equipment are procured and shipped to Beacon for assembly into the transportable container.

The Contractor shall:
o Arrange, coordinate, and manage shipping of FESS components to Contractor's facility.
o Monitor suppliers and perform component acceptance testing with specifications in accordance with the INGRESS System Design Report and the INGRESS Controller Design Report.

Deliverables:
o        Copies of shipping documentation
o        Acceptance test documentation

Task 6.0 Assemble Flywheel Equipment and Fabricate Transportable Enclosure

The goal of this task is to ensure that the INGRESS is assembled properly and installed in the transportable enclosure per the assembly procedures and applicable codes. The System will be checked out at Contractor and then sent to the DUIT site.

The Contractor shall:
o Document through photography the major components, along with enclosure fabrication and assembly of the INGRESS and INGRESS Controller.
o Fabricate the enclosure for the INGRESS according to the INGRESS Design Report enclosure drawings.
o Assemble the flywheel systems in accordance with the INGRESS Design Report Schematics and assembly procedures.
o Complete checkout and assure all systems are properly connected and functioning in accordance with the INGRESS Design Report.
o    Prepare the CPR Report
o    Participate in the CPR
o Modify the appropriate draft INGRESS Design Reports in accordance with the comments received during the CPR. Once agreement has been reached on the draft, the Contractor shall submit the final deliverable to the Commission Contract Manager. The Commission Contract Manger shall provide written approval of the final report within 10 working days of receipt. Key elements of this document shall be included in the Final Report for this project.

Deliverables:
o        Photos of all major components and assembly
o Assembly documentation showing compliance with assembly procedures and codes.
o        Completed INGRESS
o        Draft INGRESS Design Report
o        CPR Report
o        Final INGRESS Design Report

Task 7.0 Ship and Install at DUIT

The goal of this task is to ensure that the INGRESS and INGRESS Controller are shipped from Contractor to the DUIT site in San Ramon, CA.

The Contractor shall:
o    Prepare the INGRESS and INGRESS Controller for shipment.
o Arrange, coordinate, and manage shipping of the INGRESS and the INGRESS Controller from Contractor to the DUIT site.
o    Install the INGRESS and INGRESS Controller at the DUIT site.
o Notify the Commission Contract Manager that the INGRESS and INGRESS Controller has arrived and been installed at the test site.

Deliverables:
o        Copies of shipping documentation
o        INGRESS installation confirmation letter

Task 8.0 INGRESS DAS Design and Integration

The goal of this task is to design the physical structure of the DAS required for the INGRESS, and to integrate the INGRESS DAS with the existing DAS at the DUIT site. This may require the addition of sensing/monitoring devices external to the INGRESS System (CT's and PT's), identification and installation of monitoring points within the INGRESS System, and the physical integration of the measurement points with the existing DUIT DAS system.

The Contractor shall:
o Prepare an INGRESS DAS Design and Integration Plan. This plan shall include, but not be limited to:
o Identification of monitoring points, both internal and external to the INGRESS.
o A schematic diagram showing how the INGRESS DAS is integrated into the existing DAS at the DUIT site
o         Develop procedures and criteria for testing the installed DAS system
o Build and test the DAS according to the approved INGRESS DAS Design and Integration Plan.
o Prepare an INGRESS DAS Design and Integration Report. The report shall include, but not be limited to, the following:
o         Final INGRESS DAS design and schematics
o         Test procedures and Criteria

Deliverables:
o     Draft INGRESS DAS Design and Integration Plan
o     Final INGRESS DAS Design and Integration Plan
o     Draft INGRESS DAS Design and Integration Report
o     Final INGRESS DAS Design and Integration Report

Task 9.0 Test Planning and Training

The goal of this task is to assure all test requirements, equipment and procedures are defined prior to initial checkout of the INGRESS. In conjunction with DUIT site and PG&E test personnel, develop procedures for operation of the INGRESS to evaluate its operation for a variety of regulation input signals.

The Contractor shall:
o Prepare a draft INGRESS Site Level Performance Testing Plan that includes but is not limited to:
o        Details of the procedures for performing the frequency regulation tests
o        Resources required to perform the tests
o        Proposed schedule for the tests
o        DAS needs.
o Procedures to evaluate secondary benefits such as system reactive power, and voltage regulation capability.
o        Details of the test reports and results format.

Deliverables:
o        Draft INGRESS Site Level Performance Testing Plan
o        Final INGRESS Site Level Performance Testing Plan

Task 10.0 Development Test Execution

The goal of this task is to operate the INGRESS throughout a variety of operating conditions and test signals to establish its capabilities to provide frequency regulation. Mechanical durability testing will be completed to show operating characteristics and limit checks. Tuning and optimizing of the control system will be performed. Tests will also be performed to evaluate secondary benefits including Reactive Power and Voltage Regulation.

The Contractor shall:
o Complete a Development Performance Test in accordance with the INGRESS Site Level Performance Testing Plan.
o Ensure DUA provides the resources to operate equipment other than the flywheel system as defined in the INGRESS Site Level Performance Testing Plan and the appropriate Operation and Maintenance Technical Manuals.
o Complete a Draft INGRESS Performance Test Report in accordance with the INGRESS Site Level Performance Testing Plan.
o        Prepare the CPR Report
o        Participate in the CPR
o Modify the Draft INGRESS Performance Test Report documents in accordance with the comments received during the CPR. Once agreement has been reached on the draft, the Contractor shall submit the Final Dem Smart FESS System Site Level Performance Test Report to the Commission Contract Manager. The Commission Contract Manger shall provide written approval of this final report within 10 working days of receipt. Key elements of this document shall be included in the Final Report for this project.

Deliverables:
o        Draft INGRESS System Site Level Performance Test Report
o        CPR Report
o        Final INGRESS System Site Level Performance Test Report

Task 11.0 Commissioning of INGRESS System at DUIT

The goal of this task is to ensure that the Demonstration Smart Energy Matrix FESS System is checked out and operational at the DUIT site for of frequency regulation on the CAISO system. At this point the system has been operated through all anticipated conditions, and is ready go on line and provide working regulation over an extended time.

The Contractor shall:
o    Develop INGRESS Commissioning Plan
o    Develop INGRESS Operation and Maintenance Plan.
o Work with contractors and DUIT test personnel to assure all systems are properly assembled and operated in accordance with the INGRESS Commissioning and Operation and Maintenance Plans.
o Complete test procedures in accordance with the INGRESS Commissioning and INGRESS Operation and Maintenance Plans.
o    Coordinate commissioning with PG&E personnel.
o Assure registration and permits to provide regulation to the CAISO, is in place.
o Coordinate the AGC signal. Assure requirements are defined and a system is in place to send signals from CA ISO to the INGRESS.
o    Complete official qualification of the INGRESS to follow AGC signal.
o Provide a letter notifying the Commission Contract Manager that the INGRESS has completed commissioning.
o Prepare an INGRESS Commissioning Report for the in accordance with the INGRESS Commissioning Plan.

Deliverables:
o        Draft INGRESS System Commissioning Plan
o        Final INGRESS System Commissioning Plan
o        Draft INGRESS System Operation and Maintenance Plan
o        Final INGRESS System Operation and Maintenance Plan
o        INGRESS Commissioning Report

Task 12.0 DAS and Benefits Data Reporting Requirements

The goal of this task is to obtain performance data from the INGRESS and to report operational and economic performance of the installation in a format that can be disseminated to the general public. Operational data will be collected for a minimum of six months.

The Contractor shall:
o Prepare a DAS Implementation Plan. This plan shall include, but not be limited to, the following:
o A method for providing secure communications capabilities for remote access and uploading of daily operational data to a central data collection site assigned responsibility for Data Management activities under a separate contract issued by DOE.
o Characteristics of the selected DAS, which must at a minimum record the following:
o           Voltage at input to the INGRESS
o           Current at input to the INGRESS
o           System duty cycle count
o           INGRESS fault contact to indicate Failures/Problems,
o The DAS shall accommodate the secure storage of at least 365 days of historical data on site, and all data shall be time stamped with resolution to 1 second.
o        Any flowcharts and operating manuals for the DAS.
o        Method for obtaining historical utility system performance data.
         Utility system performance data prior to the installation of the demonstration system is required in order to provide credible baseline data on electrical system performance before and after the installation of the demonstration system. This data shall include, but not be limited to, load profiles, peaks, overloads, faults, power quality events, and any other information required to fully characterize the operation of the electrical utility at the demonstration site prior to installation of the demonstration system.
o    Procure a DAS system according to the approved DAS Implementation Plan.
o Prepare a DAS System Test Plan. This test plan shall include, but not be limited to:
o        a description of the process to be tested
o        the rationale for why the tests are required
o        predicted performance based on calculations or other analyses
o        test objectives and technical approach
o        a test matrix showing the number of test conditions and replicated runs
o a description of the facilities, equipment, and instrumentation required to conduct the tests
o        a description of test procedures, including:
o           parameters to be controlled and how they will be controlled;
o           parameters to be measured and instrumentation to measure them;
o           calibration procedures to be used;
o           recommended calibration interval; and
o           maintenance of the test log.
o        a description of the data analysis procedures
o        a description of quality assurance procedures
o contingency measures to be considered if the test objectives are not met

o    Build and test the DAS system according to the approved DAS System Test
     Plan.

o Prepare a DAS System Test Report. The Test Report shall include, but not be limited to, the following:
o        test results
o        analysis
o        conclusions
o        recommendations
o        photographs as appropriate.

o Collect historical CAISO frequency regulation system performance data according to the approved DAS Implementation Plan for a time period of at least six months prior to system commissioning.

o    Run and manage the DAS.

o Provide a secure access to data collected by the DAS that allows daily uploading of operational data to a central site. Protocols for supporting this remote data upload requirement shall be coordinated with the DOE's Data Management Contractor prior to the implementation of the system to ensure standard communications protocol is used to fulfill this requirement. All data shall be time stamped with resolution to 1 second.

o Prepare DAS operational summary information each month, and include this information in the Monthly Progress Reports described in Administrative Task 1.4. This information shall include, but not be limited to, the following:
o        A written summary of the economic benefit derived for the month
o A written summary of all operations and maintenance activities for the month
o System dispatch information and use patterns associated with the project
o Energy consumption breakdown of parasitic loads introduced by the demonstration system
o        System performance under typical utility fault conditions (e.g.
         lightning strikes)
o System performance under user fault conditions (e.g. fault in customer plant)
o        System reliability, failure rates, and performance summary
o Utility system operational data after installation of the demonstration system
o A comparison, after the 2-month anniversary of system commissioning, of DAS data to the historical utility system performance data collected in this Task.

o Prepare benefits data information, and include this information every six months in the Monthly Progress Reports described in Administrative Task 1.4. This information should be sufficient to demonstrate the economic benefits defined in the original proposal.

o Prepare Annual DAS Reports. These reports shall consolidate all the monthly DAS operational summary information and the quarterly benefits data information and summarize the operation of the system for the preceding year.

o Operate the INGRESS in the data collection mode for a minimum of six months.

Deliverables:
o        Draft DAS Implementation Plan
o        Final DAS Implementation Plan
o        Draft DAS System Test Plan
o        Final DAS System Test Plan
o        Draft DAS System Test Report
o        Final DAS System Test Report
o        Draft Annual DAS Reports
o        Final Annual DAS Reports

Task 13.0 Technology Transfer Activities

The goal of this task is to develop a Technology Transfer Plan to address that the knowledge gained from this effort will be shared with industry, California ratepayers, potential future customers and other interested parties.

The Contractor shall:
o    Prepare a Technology Transfer Plan.  This plan will address as a minimum:
o        Overview of the project and project status.
o        Expected benefits when the project was proposed.
o        Observed benefits and values demonstrated during the project.
o        Future market opportunities for this demonstrated technology.
o List of proposed technical presentations, project orientations, project tours and other activities where information will be transferred to appropriate individuals, organizations and agencies, including series of Open Days for representatives from the California Utilities.
o Conduct technology transfer activities in accordance with the Technology Transfer Plan.

Deliverables:
o        Draft Technology Transfer Plan.
o        Final Technology Transfer Plan.
o Technology transfer presentations and activities as defined in the Technology Transfer Plan.

Task 14.0 Production Readiness Plan

The goal of this task is define specifications for a product level Smart Energy Matrix FESS System based on testing and studies completed during this project.

The Contractor shall:
o    Prepare a Production Readiness Plan.  This plan will address as a minimum:
o        Required stored energy and power Output
o        System size and weight.
o        System electrical ratings and limits
o        System cyclic and life requirements
o        System cost Targets
o        Technology Maturity and ability to meet proposed Specifications

Deliverables:
o        Draft Production Readiness Plan
o        Final Production Readiness plan


                                    Exhibit A

                                 Attachment A-1

                     Schedule of Deliverables and Due Dates

                                                                                    Planned      Planned
                                                                                    Start        Completion
Task No  Task Name                       Deliverable(s)                             Date         Date        PIER Funds Match Funds
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.0      Administration
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.1      Attend Kick-off Meeting         An Updated Schedule of Deliverables         1/12/2005   1/31/2005       3,121       3,000
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         An Updated Gantt Chart
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         An Updated List of Match Funds
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         An Updated List of Permits
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Schedule for Recruiting PAC Members (optional)
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.2       CPR Meetings                   CPR Report(s)                              2/15/2005    12/31/2005       31,583     3,000
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         CPR  deliverables identified in this Scope of Work
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
         Commission Contract Manager     Agenda and a List of Expected Participants
         Deliverables
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Schedule for Written Determination
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Written Determination
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.3      Final Meeting                   Written documentation of meeting agreements6/1/2006     6/30/2006        13,121     3,000
                                         and all pertinent information
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Schedule for completing closeout activities
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.4      Monthly Progress Reports        Monthly Progress Reports                   2/4/2005     6/30/2006        25,154         0
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.5      Test Plans, Technical Reports and Interim                                  2/4/2005     6/30/2006             0         0
               Deliverables
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.6      Final Report                                                               4/30/2006    8/31/2006        23,413         0
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.6.1    Final Report Outline            Draft Outline of the Final Report          4/30/2006    5/31/2006             0         0
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final Outline of the Final Report          5/31/2006    6/30/2006
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.6.2    Final Report                    Draft Final Report                         6/30/2006    7/31/2006             0         0
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final Report                               7/31/2006    8/31/2006
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.7      Identify and Obtain Matching    A letter regarding Match Funds or stating  1/12/2005    1/31/2005             0         0
           Funds                           that no Match Funds are provided
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Letter(s) for New Match Funds
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         A copy of each Match Fund commitment letter
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Letter that Match Funds were Reduced (if applicable)
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.8      Identify and Obtain Required    A letter documenting the Permits or stating1/12/2005    8/1/2005              0         0
           Permits                         that no Permits are required
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Updated list of Permits as they change during the Term of the
                                           Agreement
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Updated schedule for acquiring Permits as it changes during the
                                           Term of the Agreement
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         A copy of each approved Permit
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
1.9      Electronic File Format          A Letter requesting exemption from the     1/12/2005    1/31/2005             0         0
                                           Electronic File Format(if applicable)
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
----------------------------------------------------------------------------------------------------------------------------------
                                                                              Administrative Tasks Sub-Total:    106,392     9,000
------------------------------------------------------------------------------------------------------------- ----------- --------
                         Technical Tasks
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 2   Set Up Procurement Arrangements Copies of system and component technical   1/12/2005    1/30/2005         5,000    13,884
          and Compile System Information   specifications
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 3   INGRESS Design                  Draft INGRESS Design Report                1/12/2005    1/30/2005             0    16,205
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                         Critical Project Review  CPR Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS Design Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 4   INGRESS Controller Design       Draft INGRESS Controller Design Report     1/12/2005    5/30/2005        56,000    64,289
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS Controller Design Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 5   Procure INGRESS System ComponentsAcceptance test documentation             2/1/2005     5/30/2005       658,000   121,900
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Copies of shipping documentation
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 6   Assemble Flywheel Equipment and Photos of all major components and         3/15/2005    6/15/2005             0   106,808
          Fabricate Transportable         assembly
          Enclosure
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Assembly documentation showing compliance with assembly
                                           procedures and codes
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Completed INGRESS
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft INGRESS Design Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                Critical Project Review  CPR Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS Design Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 7   Ship and Install at DUIT        Copies of shipping documentation           6/30/2005    7/30/2005        19,881         0
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         INGRESS installation confirmation letter
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 8   INGRESS DAS Design and          Draft INGRESS DAS Design and Integration   5/15/2005    8/15/2005        74,723         0
          Integration                      Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS DAS Design and Integration Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft INGRESS DAS Design and Integration Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS DAS Design and Integration Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 9   Test Planning and Training      Draft INGRESS Site Level Performance       6/15/2005    8/30/2005        68,140         0
                                           Testing Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS Site Level Performance Testing Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 10  Development Test Execution      Draft INGRESS System Site Level            8/30/2005    10/30/2005       38,692         0
                                           Performance Test Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                Critical Project Review  CPR Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS Performance Test Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 11  Commisioning of INGRESS System  Draft INGRESS System Commissioning Plan    10/30/2005   11/30/2005       41,014     3,000
           at DUIT
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS System Commissioning Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft INGRESS System Operation and Maintenance Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final INGRESS System Operation and Maintenance Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         INGRESS Commissioning Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 12  DAS and Benefits Data Reporting Draft DAS Implementation Plan              11/15/2005    5/15/2006       64,935     2,000
           Requirements
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final DAS Implementation Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft DAS System Test Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final DAS System Test Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft DAS System Test Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final DAS System Test Report
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Draft Annual DAS Reports
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final Annual DAS Reports
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 13  Technology Transfer Activities  Draft Technology Transfer Plan             1/12/2005    2/29/06          50,539     5,000
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final Technology Transfer Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Technology transfer presentations and activities as defined in the Technology Transfer Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
Task 14  Production Readiness Plan       Draft Production Readiness Plan            6/15/2005    6/15/2006        49,539     5,000
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                         Final Production Readiness Plan
-------- ------------------------------- ------------------------------------------ ------------ ------------ ---------- ---------
                                                                                   Technical Tasks Sub-Total:  1,126,462   338,087
-------------------------------------------------------------------------------------------------- ---------------- --------------
                                                                                            Total            $ 1,232,854 $ 347,087
------------------------------------------------------ --------------------- --------------------- ---------------- --------------

                                   EXHIBIT A
                                 ATTACHMENT A-1
                                  GANTT CHART
---------
Task                                                      START DATE                                      END DATE
---------
T          --------------------------------------- --------------------------------------- ---------------------------------------
  1.1     Attend Kick-off Meeting                         January, 2005                                   January, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.2     CPR Meetings                                    February, 2005                                  October, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.3     Final Meeting                                   June, 2006                                      June, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.4     Monthly Progress Reports                        January, 2005                                   June, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.5     Test Plans, Technical Reports and Interim       January, 2005                                   June, 2006
          Deliverables
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.6     Final Report                                    August, 2006                                    August, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.7     Identify and Obtain Match Funds                 January, 2005                                   January, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.8     Identify and Obtain Required Permits            January, 2005                                   August, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
  1.9     Electronic File Format                          January, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   2      Set Up Procurement Arrangements and Compile     December, 2004                                  February, 2005
          System Information
          --------------------------------------- --------------------------------------- ---------------------------------------
   3      INGRESS design                                  February, 2005                                  February, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   4      INGRESS Controller Design                       January, 2005                                   August, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   5      Procure INGRESS System Components               February, 2005                                  June, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   6      Assemble Flywheel Equipment and Fabricate       February, 2005                                  June, 2005
          Transportable Enclosure
          --------------------------------------- --------------------------------------- ---------------------------------------
   7      Ship and Install at DUIT                        June, 2005                                      August, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   8      INGRESS DAS Design and Integration              June, 2005                                      July, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   9      Test Planning and Training                      June, 2005                                      August, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   10     Development Test Execution                      July, 2005                                      August, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   11     Commisioning of INGRESS System at DUIT          September, 2005                                 November, 2005
          --------------------------------------- --------------------------------------- ---------------------------------------
   12     DAS and Benefits Data Reporting Requirements    November, 2005                                  June, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------
   13     Technology Transfer Activities                  January, 2005                                   April, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------
   14     Production Readiness Plan                       June, 2005                                      July, 2006
          --------------------------------------- --------------------------------------- ---------------------------------------

                                                                ATTACHMENT A-2

              CONTENT AND FORMAT OF PROGRESS REPORTS - RECOMMENDED

                               PROGRESS REPORT for
                 FESS for Grid Frequency Regulation, 500-04-009
December 2004
                    Contractor Project Manager: Jim Arseneaux
                   Commission Project Manager: Pramod Kulkarni

What we planned to accomplish this period
[This is taken directly from the section on "What we expect to accomplish during the next period" from the last progress report.]

What we actually accomplished this period
[Concise description of major activities and accomplishments.]

How we are doing compared to our plan
[Explain the differences, if any, between the planned and the actual accomplishments. Describe what needs to be done, if anything, to get back on track.]

Significant problems or changes
[Describe any significant technical or fiscal problems. Request approval for significant changes in scope of work, revised milestone due dates, changes in key personnel assigned to the project, or reallocation of budget cost categories. If none, include the following statement: "Progress and expenditures will result in project being completed on time and within budget."]

What we expect to accomplish during the next period
[Concise description of major activities and accomplishments expected. This will be transferred to the next progress report]

Status of Milestones and Deliverables:
[This should be the complete list as contained in the revised scope of work. Highlight differences between actual and planned.]

                    Description                            Start Date                Due Date           Status (%)

----------------------------------------------------------------------------------------------------------------------
                                                      Planned       Actual      Planned      Actual
Identify top 3 assessment candidates                  4/15/12      4/15/12       5/1/12      5/1/12     Ontime 100%
Develop test plan                                     4/20/12      4/10/12       7/7/12     6/10/12        Ahead
                                                                                                           100%
Analyze experimental data                              5/1/12       6/1/12       1/1/13      2/1/13     Delayed 25%

[OBJECT OMITTED]

Overall schedule for the _______________________ project.
[Planned is solid blue, actual is red striped. This work flow diagram needs to correlate with the schedule in Exhibit A. This example has been prepared as a Word Picture, but a comparable Excel diagram or Gantt chart is fine.]


Overview of Fiscal Status:  (See invoices for detail.)
[It is useful to track the rate of expenditure of project funds. The most useful way to do this is to compare the actual expenditure rate with the planned expenditure rate. You get the planned rate at the beginning of the project, so it becomes a baseline. If you change course at a critical project review, you should show the original and the modified baseline, and then track against the new one.]


Photographs:

Include photographs where appropriate to document progress. The photos shall be shot with color print film or be very high quality digital photos (at least 300 dpi).


Evidence of Progress:

If there is a long time between interim deliverables, then attach evidence of the progress being made (e.g., test data, product mock-ups, field site descriptions, preliminary analyses) to the progress reports to allow the Commission Contract Manager to review contract progress and gauge the quality of research results.


Notes:
The tracking for tasks and money is generally done at the major task level, but this depends on the project and fiscal controls.

Notice that there is no technical detail in these reports. This should come in specific deliverables so that critical project management information does not get lost. If the contractor is reporting monthly, but submitting invoices quarterly, then use the three monthly reports as an equivalent quarterly report. Do not make them write another report just to get paid.

The progress report on each project should be 1-2 pages long (plus photographs) and take about 1 hour to prepare for each reporting period.

                                                               ATTACHMENT A-3
                 FINAL REPORT CONTENTS AND FORMAT - RECOMMENDED

               PIER Final Reports contain the following sections:

         Cover Page and Title Page
         Legal Notice
         Acknowledgement Page
         Abstract
         Preface
         Executive Summary
         Table of Contents
         Introduction
         Project Approach
         Project Outcomes
         Conclusions and Recommendations
         Endnotes
         References
         Glossary
         Appendices
         Attachments

Cover Page and Title Page

Please create one page with the following information. It will be used to create the cover and title pages.
o Title of the Report
o Name of primary author(s) or principal investigator
o Author's company, organization or affiliation
o Location of author's company, organization or affiliation (City, State)
o Name of Energy Commission Project Manager
o PIER Program Area
o PIER Program Area Lead
o Agreement Number
o Amount of Agreement (Total including amendments.)
o Publication Number (Ask Julie Talbert, (916) 653-6029 for this number.)
o Publication Date (Month and Year. Verify with Julie Talbert.)

Legal Notice

Use the following notice:
                                Legal Notice

     This report was prepared as a result of work sponsored by the California Energy Commission, (Energy Commission). It does not necessarily represent the views of the Commission, its employees, or the State of California. The Commission, the State of California, its employees, contractors, and subcontractors make no warranty, express or implied, and assume no legal liability for the information in this report; nor does any party represent that the use of this information will not infringe upon privately owned rights. This report has not been approved or disapproved by the Commission nor has the Commission passed upon the accuracy or adequacy of this information in this report.

NOTE: The abbreviations "CEC" or "Commission" are not allowed in final reports.

Acknowledgement Page

This is the place for the author or principal investigator to acknowledge or express appreciation to those who participated in the project. This may be a paragraph, or a list of names, and if appropriate their affiliations.

Table of Contents

Sections to be included in the Table of Contents are as follows:

Abstract

Preface

Executive Summary

1. Introduction
o        Background and Overview (Why this project was necessary)
o        Project Objectives (What you planned to accomplish)
o        Report Organization

2. Project Approach (What you did to accomplish your objectives)

3. Project Outcomes (What happened)

4. Conclusions and Recommendations
o        Conclusions (What you learned from what happened)
o        Commercialization Potential
o        Recommendations (What you think should occur next)
o        Benefits to California

Endnotes

References

Glossary

List of Figures

List of Tables

Appendix A--All technical papers, articles, and presentations

Appendices B thru X

Attachments

Abstract

This section should be the technical counterpart to the Executive Summary. Less marketing and sales oriented than the Executive Summary. This should be similar to what you would find in a technical trade periodical. Limited to 250 words, essentially a very brief Executive Summary. The Abstract covers the purpose, objectives, outcomes and conclusions. Contains 5-10 keywords for computer searches. Geared toward a more technical audience.

Preface

Fill in the Contractor's name, Agreement number, report title, organization, and research area, and numbers in the second to the last paragraph. Use the following Preface:

                                     Preface

         The PIER Program supports public interest energy research and development that will help improve the quality of life in California by bringing environmentally safe, affordable, and reliable energy services and products to the marketplace.

         The PIER Program, managed by the Commission, annually awards up to $62 million to conduct the most promising public interest energy research by partnering with Research, Development, and Demonstration (RD&D) organizations, including individuals, businesses, utilities, and public or private research institutions.

         PIER funding efforts are focused on the following six RD&D program areas:

o        Buildings Energy Efficiency End Use
o        Industrial/Agricultural/Water End-Use Energy Efficiency
o        Renewable Energy
o        Environmentally-Preferred Advanced Generation
o        Energy-Related Environmental Research
o        Energy Systems Integration.
         What follows is the Final Report for the [Contractor's Name,] [Agreement Number,] conducted by the
         [Company/Organization/Affiliation]. The report is entitled [Report Title]. This project contributes to the [PIER Program Area] program.

         For more information on the PIER Program, please visit the Commission's Web Site at: http://www.energy.ca.gov/research/index.html or contact the Commission's Publications Unit at (916) 654-5200.

Executive Summary

A Final Report in miniature, containing all key information, summarizes the introduction, purpose, project objectives, project outcomes, conclusions, recommendations and Benefits to California. It is intended to be short and bullet formatting is suggested. Assume a non-technical, management-level readership. You may want to write this as if you will hand it out at a trade show. Emphasize the benefits of the project and include who should care and why. Put on the hat of an inquisitive, reasonably well-educated lay reader who may be interested in purchasing or implementing the subject technology. Pretend that they just paid for this research project and they want to understand how and why you spent their money.

If your project has more than one project, repeat this organization for each project area. The Executive Summary needs to summarize the report, not present new information found nowhere else in the document. Go to the Commission's Web Site for further examples.

Introduction
o Background and Overview (Why this project was necessary.) - Provide relevant background; identify this project's subject area and state the goals of this research. Use Stages and Gates terminology, where appropriate, to identify what stage the project has reached in its path to market. Refer to the Agreement for this information.

o Project Objectives (What you planned to accomplish.) - Present the technical and economic objectives for your project. The objectives need to contain the way(s) to measure or know the success of having reached the objective. Use Stages and Gates terminology where appropriate. These should be taken from the Agreement and should reflect any changes made during critical project reviews or at other times during the course of the project. (Describe why these changes were made in the Project Approach section.)

     Each objective shall be separately identified, a useful form is:
       Project objectives were to:
o        Verify (an action verb followed by relevant text)....
o        Determine....
o        Measure....
o        Develop....

o Report Organization - Provides a roadmap to the rest of the report. If there are separate final reports for a multitasked project, set the context in Background section and refer the reader to their location here.

Project Approach

This section discusses the tasks you undertook and your approach to the research (What you did to accomplish your objectives). Discuss the testing procedures you undertook and the system modifications and improvements you made. Project Outcomes This is where you present your results (What happened.) Organize this section so that results are presented in the same order as the objectives. A short version of each Outcome should be stated in bullet form. Supporting paragraphs that describe each Outcome should follow each bullet.

There can be more Outcomes than there were Objectives. For example, there may be more than one Outcome per Objective. It is also possible to have an unanticipated Outcome during your research. However, you can not have stranded objectives; all Objectives, whether met or not, must be discussed in this section. If this section is particularly long, then it is useful to create a summary at the end of this section where all of the bullets are drawn together as a summary.

Conclusions and Recommendations

o Conclusions (What you learned from what happened.) - Organize the Conclusions in the same order as Objectives and Outcomes. You may have Conclusions that are broader than individual Objectives and Outcomes. Please present these after you present the individual Conclusions. Conclusions must be drawn from evidence presented in the report.

o Commercialization Potential - This is where you should directly address Stages and Gates. Explain where your project is in Stages and Gates. If your project had a task to prepare a Production Readiness Plan or a similar effort related to assessing where the research is in relationship to being used in its relevant markets (i.e., Stages and Gates), this is the place to discuss that task.

o Recommendations (What you think should occur next.) - Recommendations should derive from the Conclusions presented. Recommendations specific to individual Objectives, Outcomes and Conclusions should be presented in the original order. General Recommendations should follow. Use Stages and Gates terminology where appropriate. What is the next stage for this project?

o Benefits to California - This section discusses two issues: (1) What benefits has California already received from this Agreement, if applicable, and (2) if this project is successful and the results widely used, how will California benefit? These benefits need to be related to the problems this research was intended to address. Refer to the Introduction section of the report.

Endnotes
Endnotes are preferred to footnotes.

Glossary
If there are more than 10 acronyms then a glossary with definitions for each acronym should be provided at the end of the report.

References
This is where you list all documents referred to in the body of the report. List references in standard bibliographic format. Be sure to check that shorthand references contained in the body of the report are accurate. Any documents referred to in the Appendices should be listed in the reference section in the appropriate Appendix.

Appendices
Designated by Roman numerals.

Attachments
If absolutely required, designated by Roman numerals.

                                                                ATTACHMENT A-4
                                     RESUMES

Matt Lazarewicz
Chief Technology Officer
Beacon Power Inc. dba Beacon Matrix Services

     A Registered Professional Engineer in the Commonwealth of Massachusetts and received both Bachelor's and Master's Degrees in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Lazarewicz also completed his Master's Degree in Management at the Massachusetts Institute of Technology Sloan School of Management.

     Mr. Lazarewicz served as Vice President of Engineering at Beacon Power from February 1999 to February 2002 when he was named Vice President & Chief Technical Officer. Prior to joining Beacon Power, Mr. Lazarewicz worked for 25 years in the General Electric in various capacities in Power Systems and Aircraft Engines. He progressed through a variety of positions in design, manufacturing, quality, marketing, and product support in both military and commercial applications. Prior to leaving GE he served as the mechanical design manager for the F414 engine used in the Navy front line F/A18 fighter. He won the GE Aircraft Engines "Engineer of the Year" and the Department of Defense "Excellence in Acquisition" Awards for his leadership of this project.

===============================================================================

Jim Arseneaux
Flywheel System Manager
Beacon Power Inc. dba Beacon Matrix Services

     Mr. Arseneaux is the Flywheel Design Leader within Beacon Power Corporation. He is responsible for integrating the flywheel design activities including rotor design and analysis, along with design of the ancillary components such as the motor, structures and bearings. During the last three years he has been responsible for design of mechanical components in Beacon's 2kWhr and 6kWhr flywheels, which have shown unprecedented reliability. Prior to joining Beacon Power Corporation, Mr. Arseneaux worked at GE for 24 years in a variety of Mechanical Engineering and Management roles developing components for high- speed turbo-machinery and aircraft engines. He has a track record of bringing new technology from concept to production for military fighter engines, commercial turbofans, helicopters installations, and tank engines. He has a B.S. degree in Mechanical Engineering from Tufts University, and an M.S. in Mechanical Engineering from Northeastern University.

===============================================================================

Robert Downing
Manufacturing Team Leader
Beacon Power Inc. dba Beacon Matrix Services

     As Manufacturing Leader he is responsible for taking Beacon Power's designs off the drawing board and into a working unit. Pushing in the design phase with concurrent engineering techniques to deliver the product to market faster is one of his prime objectives. During the last four years he has been responsible for introducing new manufacturing processes to Beacon Power Corp such as automated welding, automated assembly of rotors, and rotor balancing. Prior to joining Beacon Power Corporation, Mr. Downing worked at GE Aircraft Engines for 15 years in a variety of Manufacturing Management roles from machine shop sub-components to final engine assembly. From roles that started as front line supervisor through Production control to Quality Team Leader he has the background to keep Beacon Power Corp manufacturing on track. His training at GE includes Manufacturing Development Program, "A" course graduate, and Six Sigma green belt. He has a B.S. degree in Mechanical Engineering from Northeastern University

                                    EXHIBIT B
                      BUDGET DETAIL AND PAYMENT PROVISIONS


1.       INVOICING PROCEDURES

         For services satisfactorily rendered, and upon receipt and approval of the invoices, the Energy Commission agrees to compensate the Contractor for actual expenditures incurred in accordance with the rates specified in Exhibit B, Budget Attachment. Contractor's actual rates cannot exceed the rates specified in Exhibit B, Budget Attachment.

     Invoices shall be submitted in duplicate not more frequently than monthly. The Energy Commission will accept computer generated or electronically transmitted requests provided the Contractor sends a hard copy the same day to the address in Exhibit F.

                  California Energy Commission
                  Accounting Office, MS-2
                  1516 Ninth Street
                  Sacramento, California 95814

         A request for payment shall consist of, but is not limited to:

A. An invoice that is a list of the actual expenses incurred during the billing period. The rates cannot exceed the rates specified in Exhibit B, Budget Attachment. The invoice list must include:

1)                         Agreement number, date prepared, and billing period.
2)                         Contractor's actual hourly labor rates by individual.
                           Rates may be billed on the invoice as fully loaded rates.
3) Operating expenses, including equipment, travel, miscellaneous.
4) Subcontractor invoices, identifying small business and Disabled Veteran Business Enterprise (DVBE) firms and a copy of each DVBE invoice.
5) Fees (fringe, direct and indirect overheads, general and administrative, profit, etc.) These costs must be shown for all items not included in a fully loaded hourly rate.
6)                         Match fund expenditures.
7) By task: cumulative amounts, budgeted, billed to date, current billing, and balance of funds. 8) Work authorization number, if applicable.

B.                         As detailed in Exhibit A:

1) A report that documents the progress of the Scope of Work during the billing period, and
2)                         Any other deliverables due during the billing period.


2.  BUDGET CONTINGENCY CLAUSE

         It is mutually agreed that if the Budget Act of the current year and/or any subsequent years covered under this Agreement does not appropriate sufficient funds for the work identified in Exhibit A, this Agreement shall be of no further force and effect. In this event, the State shall have no liability to pay any funds whatsoever to Contractor or to furnish any other consideration under this Agreement and Contractor shall not be obligated to perform any provisions of this Agreement.

         If funding for any fiscal year is reduced or deleted by the Budget Act for purposes of this program, the State shall have the option to either: cancel this Agreement with no liability occurring to the State, or offer an Agreement amendment to Contractor to reflect the reduced amount.

3.  TRAVEL AND PER DIEM RATES

         Contractor shall be reimbursed for travel and per diem expenses using the same rates provided to non-represented state employees. The Contractor must pay for travel in excess of these rates. Contractor may obtain current rates from the Energy Commission's Web Site at www.energy.ca.gov/contracts.

A. Travel identified in Exhibit B, Budget Attachment is approved and does not require further authorization.

B. Travel that is not included in Exhibit B, Budget Attachment shall require prior written authorization from the Contract Manager. Energy Commission will reimburse travel expenses from the Contractor's office location.

C. Contractor must retain documentation of travel expenses in its financial records listed by trip including dates and times of departure and return. Receipts for travel expenses claimed must be retained by Contractor (receipts are not required for travel meals or incidentals within current allowable rates).

4. RETENTION

         Energy Commission shall retain from each invoice ten per cent (10%) of that invoice, excluding equipment invoices. The retained amount shall be held by the Energy Commission and released to Contractor only upon the Energy Commission's approval that work has been satisfactorily completed and the Final Report (if required) has been received and approved. Contractor must submit a separate invoice for the retained amount.

         Retention may be released upon completion of tasks that are considered separate and distinct, i.e., the task is a stand-alone piece of work and could be done without the other tasks. Exhibit B, Budget Attachment, identifies the tasks for which retention may be released prior to the end of the Agreement. Tasks for administration or management of the Agreement and/or subcontractors are not considered separate and distinct tasks.

5. PAYMENT TERMS

         Check all that apply:

             X    Monthly
                  Quarterly
                  One-Time Payment
                  Itemized
                  Flat Rate
             X    In Arrears
                  Advance Payment to Public Prime Contractor Not to Exceed
                   $     or      % of the Agreement Amount
                   ----    ----
                  Advance Payment to Private Prime Contractor for Public
                   Subcontractor, (PRC section 25620.3(d))
                  Not to Exceed $    or     % of the Subcontract Amount
                                 ---    ----
                  Reimbursement/Revenue
                  Other (Explain)

6.  CONDITIONS FOR PAYMENT

A. Payment shall only be made in accordance with Exhibit B, Budget Attachment.

B. Each request for payment is subject to Contract Manager's approval.

C.                Payments shall be made to Contractor for undisputed invoices.
                  An undisputed invoice is an invoice submitted by the Contractor for services rendered and for which additional evidence is not required to determine its validity. The invoice will be disputed if all deliverables due for the billing period have not been received and approved or if the invoice is inaccurate. If the invoice is disputed, the Contractor will be notified via a Dispute Notification Form within 15 working days of receipt of the invoice

D. Payment will be made in accordance with, and within the time specified, in Government Code Chapter 4.5, commencing with
                  Section 927.

E. Final invoice must be received by the Energy Commission no later than 30 calendar days after the Agreement termination date.

7.  RECORDKEEPING, COST ACCOUNTING AND AUDITING

A.       Cost Accounting

                  Contractor agrees to keep separate, complete, and correct accounting of the costs involved in developing, installing, constructing, and testing of Project-Related Products and Rights funded under the Energy Commission-funded portion of this Agreement as well as keep separate, complete, and correct account of the Economic Benefits from Project-Related Products and Rights.

B.       Accounting Procedures

                  The Contractor's costs shall be determined on the basis of the Contractor's accounting system procedures and practices employed as of the effective date of this Agreement. The Contractor's cost accounting practices used in accumulating and reporting costs during the performance of this Agreement shall be consistent with the practices used in estimating costs for any proposal to which this Agreement relates; provided that such practices are consistent with the other terms of this Agreement and provided, further, that such costs may be accumulated and reported in greater detail during performance of this Agreement. The Contractor's accounting system shall distinguish between direct costs and indirect costs. All costs incurred for the same purpose, in like circumstances, are either direct costs only or indirect costs only with respect to costs incurred under this Agreement.

C.       Allowability of Costs

                  Except as provided for in this Agreement, the Contractor shall use the applicable Federal Office of Management and Budget
                  (OMB) Circulars A-87, A-21, A-122, or Federal Acquisition Regulations (FAR) Part 31 in determining allowable and unallowable costs. In the event of a conflict, this Agreement takes precedence over the OMB Circulars and/or FAR. Factors to be considered in determining whether an individual item of cost is allowable include: (i) reasonableness of the item;
                  (ii) allowability of the item to the work; (iii) the appropriate use of applicable Federal OMB Circulars or FAR; and, (iv) the terms and conditions of this Agreement. Applicable OMB circulars and FAR may be found at www.whitehouse.gov/omb and www.arnet.gov/far/.

                  1) Allowable Costs

                           Allowable costs may include all costs, direct and indirect, incurred in the performance of work identified in the Contractor's proposal, if applicable, and capped as specified in Exhibit B, Budget Attachment. Costs must be incurred within the term of the Agreement. The Energy Commission will pay for State or local sales or use taxes on the services rendered or equipment, parts or software supplied to the Energy Commission pursuant to this Agreement.

                  2) Unallowable Costs

                           Some examples of unallowable costs include:
                           contingency costs, imputed costs, fines and penalties, losses on agreements, excess profit taxes, and increased rates and fees for this Agreement.

                           The State of California is exempt from Federal excise taxes, and no payment will be made for any taxes levied on employee's wages.

C.       Audit Rights

                  Contractor shall maintain books, records, documents, and other evidence, based on the procedures set forth above, sufficient to reflect properly all costs claimed to have been incurred in performing this Agreement. The Energy Commission, an agency of the State or, at the Energy Commission's option, a public accounting firm designated by Energy Commission, may audit such accounting records at all reasonable times with prior notice by Energy Commission. Energy Commission shall bear the expense of such audits. It is the intent of the parties that such audits shall ordinarily be performed not more frequently than once every twelve (12) months during the performance of the work and once at any time within three (3) years following payment by Energy Commission of the Contractor's final invoice. However, performance of any such interim audits by Energy Commission does not preclude further audit.

E.       Audit Cost

                  The cost of the audit shall be borne by the Energy Commission except when the results of the audit reveal an error detrimental to the Energy Commission that exceeds ten percent (10%) of the amount audited, or $5000 (whichever is greater); or if a royalty audit, ten percent (10%) of the total royalties due in the period audited. In this event, Contractor agrees to reimburse Energy Commission for reasonable costs and expenses incurred by the Energy Commission in conducting such audit.

F.       Refund to Energy Commission

                  If the Energy Commission determines that any invoiced and paid amounts exceed the actual allowable and incurred costs, Contractor shall repay such amounts to Energy Commission within thirty (30) days of request or as otherwise agreed to in writing by the Energy Commission and Contractor. If the Energy Commission does not receive such repayments, Energy Commission shall be entitled to withhold further payments to the Contractor.

8. BUDGET DETAIL

         Budget Detail is contained in the Attachment to this Exhibit.

                                    Exhibit B
                                 Budget Summary
---------------------------------------------------------------------- ------------------ ------------------ ------------------
Summary Project Budget                                                       PIER
                                                                         Reimbursable
                                                                          Task Costs      Task Match Funds   Total Task Costs
                                                                       ------------------ ------------------ ------------------
---------------------------------------------------------------------- ------------------ ------------------ ------------------
     Task 1       Administration                                                 106,392              9,000            115,392
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
                  Project Technical Activities
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 2       Set Up Procurement Arrangements and Compile System               5,000             13,884             18,884
                  Information
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 3       INGRESS Design                                                       0             16,205             16,205
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 4       INGRESS Controller Design                                       56,000             64,289            120,289
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 5       Procure INGRESS System Components                              658,000            121,900            779,900
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 6       Assemble Flywheel Equipment and Fabricate                            0            106,808            106,808
                  Transportable Enclosure
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 7       Ship and Install at DUIT                                        19,881                  0             19,881
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 8       INGRESS DAS Design and Integration                              74,723                  0             74,723
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
     Task 9       Test Planning and Training                                      68,140                  0             68,140
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
    Task 10       Development Test Execution                                      38,692                  0             38,692
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
    Task 11       Commisioning of INGRESS System at DUIT                          41,014              3,000             44,014
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
    Task 12       DAS and Benefits Data Reporting Requirements                    64,935              2,000             66,935
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
    Task 13       Technology Transfer Activities                                  50,539              5,000             55,539
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
    Task 14       Production Readiness Plan                                       49,539              5,000             54,539
----------------- ---------------------------------------------------- ------------------ ------------------ ------------------
                            Technical Activities Subtotals                     1,126,462            338,087          1,464,549
                  ---------------------------------------------------- ------------------ ------------------ ------------------

                                                                                                             ------------------
                  ---------------------------------------------------- ------------------ ------------------
                                                                        Total PIER Cost   Total Match Funds    Total Project
                                                                                                                   Cost
                                                                       ------------------ ------------------ ------------------
                                    Project Totals                             1,232,854            347,087          1,579,941
                  ---------------------------------------------------- ------------------ ------------------ ------------------

                            EXHIBIT B, ATTACHMENT 1
                         PRIME CONTRACTOR PIER BUDGET

---------------------------------------------------------------- --------------
                 Budget for PIER Reimbursement                       PIER
                      to Prime Contractor                          Reimburs-
                                                                    ableTask
                                                                    Costs
---------------------------------------------------------------- ------------
     1.0       Project Administration Activities
-------------- ------------------------------------------------- ------------
     1.1       Attend Kick-off Meeting                                 13,121
-------------- ------------------------------------------------- ------------
     1.2       CPR Meetings                                            31,583
-------------- ------------------------------------------------- ------------
     1.3       Final Meeting                                           13,121
-------------- ------------------------------------------------- ------------
     1.4       Monthly Progress Reports                                25,154
-------------- ------------------------------------------------- ------------
     1.5       Test Plans, Technical Reports and Interim                    0
               Deliverables
-------------- ------------------------------------------------- ------------
     1.6       Final Report                                            23,413
-------------- ------------------------------------------------- ------------
    1.6.1      Final Report Outline                                         0
-------------- ------------------------------------------------- ------------
    1.6.2      Final Report
-------------- ------------------------------------------------- ------------
     1.7       Identify and Obtain Matching Funds                           0
-------------- ------------------------------------------------- ------------
     1.8       Identify and Obtain Required Permits                         0
-------------- ------------------------------------------------- ------------
     1.9       Electronic File Format                                       0
-------------- ------------------------------------------------- ------------
               Administration Activities Subtotals                    106,392
-------------- ------------------------------------------------- ------------
----------------------------------------------------------------------------
               Project Technical Activities (Delete rows as necessary)
-------------- ---------------------------------------------------------------
   Task 2      Set Up Procurement Arrangements and Compile              5,000
               System Information
-------------- ------------------------------------------------- ------------
   Task 3      INGRESS Design                                               0
-------------- ------------------------------------------------- ------------
   Task 4      INGRESS Controller Design                               56,000
-------------- ------------------------------------------------- ------------
   Task 5      Procure INGRESS System Components                      658,000
-------------- ------------------------------------------------- ------------
   Task 6      Assemble Flywheel Equipment and Fabricate                    0
               Transportable Enclosure
-------------- ------------------------------------------------- ------------
   Task 7      Ship and Install at DUIT                                19,881
-------------- ------------------------------------------------- ------------
   Task 8      INGRESS DAS Design and Integration                      74,723
-------------- ------------------------------------------------- ------------
   Task 9      Test Planning and Training                              68,140
-------------- ------------------------------------------------- ------------
   Task 10     Development Test Execution                              38,692
-------------- ------------------------------------------------- ------------
   Task 11     Commisioning of INGRESS System at DUIT                  41,014
-------------- ------------------------------------------------- ------------
   Task 12     DAS and Benefits Data Reporting Requirements            64,935
               ------------------------------------------------- ------------
--------------
   Task 13     Technology Transfer Activities                          50,539
               ------------------------------------------------- ------------
--------------
   Task 14     Production Readiness Plan                               49,539
               ------------------------------------------------- ------------
--------------
                        Technical Activities Subtotals              1,126,462
               ------------------------------------------------- ------------
-------------------------------------------------------------------------------
                               Prime Contractor                    Total PIER
                                                                    Reimburs-
                                                                    able Cost
               ------------------------------------------------- ------------
                           PIER Reimbursable Totals                 1,232,854
               -----------------------------
                                        Total project expenses =      972,000
                                       Total overhead & profit =      135,180
               -----------------------------
  (1) Each project operating expense should include, if applicable, direct overhead.
  (2) Subcontracts worth $100,000 or 25% of the total award, whichever is less.
  (3) Prime Contractor profit not allowed on Subcontractor invoices and profit cannot exceed 10% of the PIER funds allocated to the Task.

                            EXHIBIT B, ATTACHMENT 2
                         PRIME CONTRACTOR MATCH BUDGET


---------------------------------------------------------------- -------------
                   Budget for Match Funding                          Prime's
                 Supplied by Prime Contractor                      Total Task
                                                                   Match Funds
---------------------------------------------------------------- -------------
     1.0        Project Administration Activities
--------------- ------------------------------------------------ ------------
     1.1        Attend Kick-off Meeting                                 3,000
--------------- ------------------------------------------------ ------------
     1.2        CPR Meetings                                            3,000
--------------- ------------------------------------------------ ------------
     1.3        Final Meeting                                           3,000
--------------- ------------------------------------------------ ------------
     1.4        Monthly Progress Reports                                    0
--------------- ------------------------------------------------ ------------
     1.5        Test Plans, Technical Reports and Interim                   0
                Deliverables
--------------- ------------------------------------------------ ------------
     1.6        Final Report                                                0
--------------- ------------------------------------------------ ------------
    1.6.1       Final Report Outline                                        0
--------------- ------------------------------------------------ ------------
    1.6.2       Final Report                                                0
--------------- ------------------------------------------------ ------------
     1.7        Identify and Obtain Matching Funds                          0
--------------- ------------------------------------------------ ------------
     1.8        Identify and Obtain Required Permits                        0
--------------- ------------------------------------------------ ------------
     1.9        Electronic File Format                                      0
--------------- ------------------------------------------------ ------------
                Administration Activities Subtotals                     9,000
--------------- ------------------------------------------------ ------------
  --------------------------------------------------------------------------
                Project Technical Activities (Delete rows as necessary)
--------------- -------------------------------------------------------------
    Task 2      Set Up Procurement Arrangements and Compile            13,884
                System Information
--------------- ------------------------------------------------ ------------
    Task 3      INGRESS Design                                         16,205
--------------- ------------------------------------------------ ------------
    Task 4      INGRESS Controller Design                              64,289
--------------- ------------------------------------------------ ------------
    Task 5      Procure INGRESS System Components                     121,900
--------------- ------------------------------------------------ ------------
    Task 6      Assemble Flywheel Equipment and Fabricate             106,808
                Transportable Enclosure
--------------- ------------------------------------------------ ------------
    Task 7      Ship and Install at DUIT                                    0
--------------- ------------------------------------------------ ------------
    Task 8      INGRESS DAS Design and Integration                          0
--------------- ------------------------------------------------ ------------
    Task 9      Test Planning and Training                                  0
--------------- ------------------------------------------------ ------------
   Task 10      Development Test Execution                                  0
--------------- ------------------------------------------------ ------------
   Task 11      Commisioning of INGRESS System at DUIT                  3,000
--------------- ------------------------------------------------ ------------
   Task 12      DAS and Benefits Data Reporting Requirements            2,000
                ------------------------------------------------ ------------
---------------
   Task 13      Technology Transfer Activities                          5,000
                ------------------------------------------------ ------------
---------------
   Task 14      Production Readiness Plan                               5,000
                ------------------------------------------------ ------------
---------------
                        Technical Activities Subtotals               338,087
                ------------------------------------------------ ------------
                ------------------------------------------------ ------------
                               Prime Contractor                   Total Match
                                                                     Funds
                ------------------------------------------------ ------------
                              Match Funds Totals                     347,087
               -----------------------------
                                      Total project expenses =       140,000
                                     Total overhead & profit =       107,316
               -----------------------------

                             EXHIBIT B, ATTACHMENT 3
         PRIME CONTRACTOR'S UNLOADED PERSONNEL HOURLY RATES AND BENEFITS

    ** HOURLY RATE TABLE WITHHELD FROM FILING - PERSONAL AND CONFIDENTIAL **

*For each person or job classification, list the unloaded hourly rates in the columns for the entire term of the Agreement, as shown on the Std. 213. Projected rates are acceptable and expected, average rates are not acceptable. Providing hourly rate ranges (e.g., $50 - $75) for a given period of time is also acceptable. If awarded an Agreement, the rates in your proposal become part of the signed Agreement and may not be changed. Thus, you cannot bill for more than the rate or the top of the rate range provided for the given period of time. Your actual rates cannot exceed the rates specified in this exhibit.

** List the names and job classifications for everyone from this company/organization that will be directly billed to this project. If names are not known, list the job classifications. Individuals added after the Agreement is awarded must fall into one of the classifications and rates listed, so include all classifications that could be directly billed to this project.


                             EXHIBIT B, ATTACHMENT 4
 PRIME CONTRACTOR'S CALCULATION OF FRINGE BENEFITS, INDIRECT OVERHEAD, GENERAL ADMINISTRATIVE EXPENSES, AND PROFIT
                                      RATES

------------------------------------------------------- ----------- ------------- ----------------------- ----------
Rates (percentages) for time intervals from the start   Fringe        Indirect          General &         Profit
of the project through the date as shown on the Std.    Benefits      Overhead                            (P) (10%
213.                                                       (FB)         (OH)       Administrative (GA)      Max)
------------------------------------------------------- ----------- ------------- ----------------------- ----------

   From:           1/1/2004     To:           1/1/2005         19%          128%            0%               10%
------------- -------------- ----------- -------------- ----------- ------------- ----------------------- ----------

   From:           1/1/2005     To:           1/1/2006         19%          128%            0%               10%
------------- -------------- ----------- -------------- ----------- ------------- ----------------------- ----------

   From:           1/1/2006     To:           1/1/2007         19%          128%            0%               10%
------------- -------------- ----------- -------------- ----------- ------------- ----------------------- ----------

   From:           1/1/2007     To:           1/1/2008         19%          128%            0%               10%
------------- -------------- ----------- -------------- ----------- ------------- ----------------------- ----------

   From:                        To:                         %            %                  %                 %
------------- -------------- ----------- -------------- ----------- ------------- ----------------------- ----------
---------------------------------------- ---------------------------------------------------------------------------
      Expense Items in the Budget Provide the formula that is used to calculate the amount that is shown in Spreadsheets the budget for each of these categories.
---------------------------------------- ---------------------------------------------------------------------------
Fringe Benefits                                                     Direct Labor X 0.19
---------------------------------------- ---------------------------------------------------------------------------
Indirect Overhead                                                   Direct labor X 1.28
---------------------------------------- ---------------------------------------------------------------------------
General & Administrative                                             Direct Labor X 0.0
---------------------------------------- ---------------------------------------------------------------------------
Profit*                                                     (Direct labor + (FB) + (OH) ) X 0.1
---------------------------------------- ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
List items you include in each category (e.g., vacation, retirement plan, telephone, secretarial, rent/lease, insurance, etc.)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------- ----------------------------------
            Fringe Benefits                         Indirect Overhead                 General & Administrative
---------------------------------------- ---------------------------------------- ----------------------------------
               Vacation                          Engineering Management
   Health/Dental Insurance (partial)             Research & Development
               Overtime                          Depreciation on Equip.
      Life & Disability Insurance            Building, Occupancy, Utilities
             401(k) Match                              Training
                                                     Legal & Audit
                                                     Office Supplies


* Prime Contractor profit not allowed on Subcontractor invoices.


                            EXHIBIT B, ATTACHMENT 5
                  PRIME CONTRACTOR'S DIRECT LABOR HOURS BY TASK

                            -------------------------------------------------------------------------------------------------------
                                                                Administrative Tasks (Hours)
                            -------------------------------------------------------------------------------------------------------
---------------------------
Job Classification/Title      1.1 Attend        1.2         1.3     1.4 Progress      1.6          1.10        1.11      Total by
                               Kick-Off   CPR Meetings     Final      Reports     Final Report   Establish  Conduct PAC   Person/
                               Meeting                    Meeting                                 the PAC    Meetings     Position
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
Chief Technology Officer              16            44          16           20             20                                 116
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
Flywheel Team leader                  16            44          16           20             20                                 116
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
Application Engineer                  16            44          16           40             40                                 156
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
Test Engineer                          0                                     40             40                                  80
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
Control Engineer                       0                                     40             40                                  80
----------------- ----------------------- ------------- ----------- ---------- ---------------- ---------- ------------ -----------
Structures Engineer                    0                                     40             25                                  65
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
                                                                                                                                 0
--------------------------- ------------- ------------- ----------- ------------ -------------- ---------- ------------ -----------
                    Totals            48           132            48        200            185          0            0         613
----------------------------------------- ------------- ------------ ----------- -------------- ---------- ------------ -----------

                           ---------------------------------------------------------------------------------------------------
                                                             Technical Tasks (Hours)
                           ---------------------------------------------------------------------------------------------------
                                Task 2       Task 3    Task 4      Task 5     Task 6        Task 7       Task 8       Task 9
                           -------------- ----------- ---------- --------- ------------ ------------ ------------- -----------
---------------------------
Job Classification/Title       Set Up        INGRESS  INGRESS     Procure    Assemble      Ship and    INGRESS DAS   Test
                             Procurement     Design   Controller  INGRESS    Flywheel     Install at    Design and   Planning
                             Arrangements             Design      System    Equipment and    DUIT      Integration   and
                             and Compile                                     Components     Fabricate
                                System                                                    Transportable
                             Information                                                    Enclosure
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Chief Technology Officer               10         10          10         0             0            0            10          10
----------------- --------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Flywheel Team leader                   20         20          40        20            80           10            20          40
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Aplication Engineer                    20         20          40        20            20           40            20          40
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Test Engineer                          20         20         100        20           100           40            20          20
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Control Engineer                       20         20         300        20           100           20            20          40
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Structures Engineer                    20         40                    20           160           40            10          20
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
Assembly Technician                                                                  900           40
--------------------------- -------------- ---------- ----------- --------- ------------- ------------ ------------- -----------
                Totals                110        130         490       100          1360          190           100         170
--------------------------------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------------
                                                             Technical Tasks (Hours) Continued
                           ---------------------------------------------------------------------------------------------------
                                Task 10          Task 11
                           -------------- ----------- ----------
---------------------------
Job Classification/Title     Development    Commisioning of   Total by
                             Test Execution  INGRESS System   Person/
                                               at DUIT        Position
--------------------------- ---------------- ---------------- ------------
Chief Technology Officer                                               50
----------------- --------- ---------------- ---------------- ------------
Flywheel Team leader                     40                40         330
--------------------------- ---------------- ----------------- -----------
Aplication Engineer                      40                40         300
--------------------------- ---------------- ----------------- -----------
Test Engineer                                                         340
--------------------------- ---------------- ----------------- -----------
Control Engineer                                           40         580
--------------------------- ---------------- ----------------- -----------
Structures Engineer                      20                           330
--------------------------- ---------------- ----------------- -----------
Assembly Technician                                                   940
--------------------------- ---------------- ----------------- -----------
              Totals                    100               120        2870
--------------------------------------------------------------------------

                            ---------------------------------------------------------------
                                                Technical Tasks (Hours)
                            ---------------------------------------------------------------
                               Task 12          Task 13        Task 14
                            ----------------- --------------- ------------- ---------------
---------------------------
Job Classification/Title       DAS and         Technology     Production      Total by
                            Benefits Data       Transfer      Readiness       Person/
                               Reporting        Activities        Plan         Position
                              Requirements
--------------------------- ----------------- --------------- ------------- ---------------
Chief Technology Officer                                  40            40              80
--------------------------- ----------------- --------------- ------------- ---------------
Flywheel Team leader                      20             100           100             220
--------------------------- ----------------- --------------- ------------- ---------------
Aplication Engineer                       20             100           100             220
--------------------------- ----------------- --------------- ------------- ---------------
Test Engineer                                             40            40              80
--------------------------- ----------------- --------------- ------------- ---------------
Control Engineer                                          40            40              80
--------------------------- ----------------- --------------- ------------- ---------------
Structures Engineer                                       40            40              80
--------------------------- ----------------- --------------- ------------- ---------------
                    Totals                40             360           360             760
--------------------------- ----------------- --------------- ------------- ---------------


                             EXHIBIT B, ATTACHMENT 6
            PRE-APPROVED TRAVEL, EQUIPMENT LIST, MATERIALS LIST, AND
                           MISCELLANEOUS EXPENDITURES

----------------------------------------------------------------------------------------------------------------------------------
                                           Pre-approved Travel List *
----------------------------------------------------------------------------------------------------------------------------------
Task No.  Trip Purpose                            Location                            Who                                  Amount
----------------------------------------------------------------------------------------------------------------------------------
1.1       Attend Kickoff Meeting                 3 Trips at $2000. Boston to          Program Manager, CTO, Application     $6,000
                                                 California                           Engineer
----------------------------------------------------------------------------------------------------------------------------------
1.2       Attend CPR Meetings                    6 Trips at $2000. Boston to          Program Manager, CTO, Application    $12,000
                                                 California                           Engineer
----------------------------------------------------------------------------------------------------------------------------------
1.6       Attend Final Meeting                   3 Trips at $2000. Boston to          Program Manager, CTO, Application     $6,000
                                                 California                           Engineer
----------------------------------------------------------------------------------------------------------------------------------
2         Trips to suppliers to negotiate        5 trips at $1000. Boston to          Manufacturing and Engineering         $5,000
          contracts                              Midwest(electronics supplier), and
                                                 TBD container supplier, and machine
                                                 shops
----------------------------------------------------------------------------------------------------------------------------------
4         Control System design and Checkout     3 trips at ~ $2000. Control System   Manufacturing and Engineering         $6,000
                                                 Engineer to supplier then to
                                                 California Test site
----------------------------------------------------------------------------------------------------------------------------------
8         FESS Data Acquisition System           Boston to Cal to review Data         Program Manger                        $2,000
                                                 Acquisition system with DUIT
----------------------------------------------------------------------------------------------------------------------------------
9         Test Planning and Training             Boston to Cal to review to review    Appliaction Engineer                  $2,000
                                                 Proceedures with DUIT
----------------------------------------------------------------------------------------------------------------------------------
10        Development Test Execution             Boston to Cal to review to witness   Appliaction Engineer                  $2,000
                                                 test with DUIT
----------------------------------------------------------------------------------------------------------------------------------
11        Commisioning System At DUIT Site       Boston to Cal to review to witness   Program Manger                        $2,000
                                                 test with DUIT
----------------------------------------------------------------------------------------------------------------------------------
13        Technology Transfer                    Boston to Cal to review plan with    Program Manger, CTO                   $4,000
                                                 CAISO, CEC etc.
----------------------------------------------------------------------------------------------------------------------------------
14        Production Readiness                   Boston to Cal to review plan with    Program Manger, CTO                   $3,000
                                                 CAISO, CEC etc.
----------------------------------------------------------------------------------------------------------------------------------
  * Travel is reimbursed at state rates.                                                          Total                    $50,000
                                                                       -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Equipment
----------------------------------------------------------------------------------------------------------------------------------
Task No.  Name of Equip.                         Description                          Purpose                             Amount
----------------------------------------------------------------------------------------------------------------------------------
5          INGRESS Module                        Each System includes a transportable Energy Storage Surface System for   $638,000
                                                 enclosure,  seven flywheels, power   Utility Grid Frequency Regulation
                                                 electronics and ancillary equipment.
----------------------------------------------------------------------------------------------------------------------------------
5          INGRESS Dispatch Controller           Controller hardware and software to  Low cost approach to receiving the   $20,000
                                                 communicate regulation signal from
                                                 the CA ISO via the Internet to
                                                 dispatch the INGRESS to follow the
                                                 ISO signal.  Based on adapting       ISO signal and dispatching the
                                                 Connected Energy approach to a       regulation service.
                                                 specific regulation device.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total               $658,000
                                                                      ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                       Material's)
----------------------------------------------------------------------------------------------------------------------------------
Task No.                                                       Descriptions of Material(s)                               Amount
----------------------------------------------------------------------------------------------------------------------------------
1 to 14                                                            None                                                      $0
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total                     $0
                                                                      ------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Miscellaneous Expenditures
----------------------------------------------------------------------------------------------------------------------------------
Task No.                                                       Descriptions of Expenditures                                Amount
----------------------------------------------------------------------------------------------------------------------------------

7                         Freight and shipment                                                                             $10,000
----------------------------------------------------------------------------------------------------------------------------------
7                         Insurance and Warranty                                                                           $10,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total                $20,000
                                                                      ------------------------------------------------------------

                                    EXHIBIT C
                          GENERAL TERMS AND CONDITIONS

PLEASE NOTE: This page will not be included with the final Agreement. The General Terms and Conditions will be included in the Agreement by reference to Internet site: www.dgs.ca.gov/contracts choose Standard Language for use in Standard Agreements or if this Agreement is with another State agency, choose Interagency Agreement. The exact terms to be used will be those appearing on the Web Site the date the Agreement is signed by Contractor.

                                    EXHIBIT D
                          SPECIAL TERMS AND CONDITIONS

1.                AGREEMENT MANAGEMENT

A. The Contractor Project Manager may not be replaced without Contract Manager's prior written approval. Such approval shall not be unreasonably withheld. The Contractor Project Manager is responsible for the day-to-day Project status, decisions and communications with the Contract Manager.

B. The Energy Commission may change the Contract Manager by notice given to Contractor at any time signed by the Commission Contracts Officer. The Contract Manager is responsible for the day-to-day Agreement status, decisions and communications with the Contractor Project Manager. The Contract Manager will review and approve all Project deliverables, reports and invoices.

2.                PERSONNEL, SUBCONTRACTORS, AND DISABLED VETERAN BUSINESS
                  ENTERPRISES (DVBEs)

A.                Key Personnel

                  Contractor's Key Personnel may not be substituted without the Contract Manager's prior written approval. Such approval shall not be unreasonably withheld.

B.       Key Subcontractors

Contractor's      Key Subcontractors may not be substituted without the Contract
                  Manager's prior written approval. Such approval shall not be unreasonably withheld.

C.       Agreements with Subcontractors

                  If subcontractors are needed to perform any portion of this Agreement, the following criteria must be met and Contractor shall manage the performance of the subcontractors.

     1) Nothing contained in this Agreement or otherwise, shall create any contractual relationship between the State and any subcontractors, and no subcontract shall relieve the Contractor of its responsibilities and obligations hereunder. The Contractor agrees to be as fully responsible to the State for the acts and omissions of its subcontractors or persons either directly or indirectly employed by any of them as it is for the acts and omissions of persons directly employed by the Contractor. The Contractor's obligation to pay its subcontractors is an independent obligation from the State's obligation to make payments to the Contractor. As a result, the State shall have no obligation to pay or to enforce the payment of any monies to any subcontractor.

     2) Contractor shall be responsible for establishing and maintaining contractual agreements with and the reimbursement of each of the subcontractors for work performed in accordance with the terms of this Agreement. Contractor shall be responsible for scheduling and assigning subcontractors to specific tasks in the manner described in this Agreement, coordinating subcontractor accessibility to Energy Commission staff, and submitting completed products to the Contract Manager. Upon request by the Contract Manager, Contractor shall provide with copies of all contractual agreements with key subcontractors.

     3) Contractors who are subcontracting with University of California may use the terms and conditions negotiated by the Energy Commission with University of California for their subcontracts. Contractors who are subcontracting with DOE may use the terms and conditions negotiated by the Energy Commission with DOE for their subcontracts.

     4) Flowdown provisions that shall be included in subcontracts are listed below. The language to include in each subcontract is detailed in Exhibit H. This language is similar to the provisions in this Agreement, but has been modified for use in subcontracts.

                           o        Standard of Performance
                           o        Recordkeeping, Cost Accounting & Auditing
                           o        Audit
                           o        Purchase of Equipment
                           o        Rights of Parties Regarding Deliverables,
                                    Data, and Intellectual Property
                           o        Limitation on Disclosure of Information
                           o        No Further Assignments
                           o        Non-Discrimination
                           o        Stop Work
                           o        Termination
                           o        Access to Sites and Records
                           o        Conflict of Interest
                           o        Legal Notice
                           o        Survival

     5) All subcontracts entered into pursuant to this Agreement shall be subject to examination and audit by the Bureau of State Audits for a period of three (3) years after final payment under the Agreement.

D.       Additions, Removal, or Substitutions of Subcontractors

                  Any subcontractor change shall be subject to the following conditions:

                  1) Contractor shall provide the Energy Commission with a copy of its contracting policies and procedures for selecting subcontractors. The Commission Contracts Officer shall evaluate the Contractor's process to determine if it is in substantial accord with the State's process. The Commission Contracts Officer will provide a written determination to the Contractor. The Commission Contracts Officer will retain this set of contracting policies and procedures until the final audit of Project records.

                  2) If Contractor's process is acceptable, Contractor may use its process to solicit and select subcontractors. If, however, Contractor's process does not substantially meet the State's requirements, Contractor shall solicit a minimum of three (3) bids or provide justification, in advance, to the Commission Contracts Officer, as to why a competitive process is not appropriate.

                  3) Thirty (30) days prior to using new policies and procedures, the Contractor shall notify the Commission Contracts Officer and provide a detailed, written description of the changes. The Commission Contracts Officer will provide a written determination to the Contractor stating whether the revised policies and procedures are still in substantial accord with the State's process.

E.       Disabled Veteran Business Enterprise (DVBE) Changes

                  The Contractor shall use the DVBE companies identified in this Agreement. Contractor's failure to adhere to the DVBE participation may be cause for termination. In the event a replacement of a DVBE is necessary, the Contractor shall request written approval, in advance, from the Contract Manager and the Commission Contracts Officer. The procedure for replacing any DVBE is:

1. Contractor shall inform Contract Manager and Commission Contracts Officer in writing of the reason for the DVBE replacement.

2. Contractor shall attempt to replace the DVBE with a new DVBE providing the same services or identify other services in the Agreement a new DVBE could provide. Contractor shall complete revised DVBE certification forms (provided by the Commission Contracts Officer) identifying the new DVBE. If replacement is not a DVBE, Contractor shall complete steps in compliance with good faith efforts and submit appropriate DVBE documentation to the Commission Contracts Officer.

3. CHANGES TO THE AGREEMENT

A.      Budget Reallocations

                  Contractor shall provide reasonable advance notification to the Contract Manager of any anticipated budget reallocations. Budget reallocations that do not substantially change the Scope of Work will be made in the following manner. Contractor may reallocate a task budget up to fifteen percent (15%) of the original task amount, with prior written notification to the Contract Manager. Reallocations of more than fifteen percent (15%) of an original task budget require prior written approval of the Contract Manager and the Energy Commission's Program Team Lead. Contract Manager will notify the Contractor Project Manager in writing of the approval within ten (10) working days. The Contract Manager shall send approved changes in a revised Exhibit B, Budget Attachment to the Commission Contracts Officer.

B.       Significant Changes

                  Significant changes to this Agreement must be approved at an Energy Commission business meeting through a formal amendment. Significant changes include, but are not limited to:

o        change of  Contractor's legal name
o        change of Contractor
o        changes in order to disencumber funds
o changes to Exhibit A that reasonably modify the purpose of the Agreement
o changes to Exhibit A that extend the due dates beyond the term of the Agreement
o        changes to Exhibit B that increase the amount of the Agreement
o        changes to Exhibit B that increase rates or fees
o reallocations to Exhibit B, Budget Attachment that substantially change Exhibit A.

                  Contractor shall submit a request in writing to the Contract Manager with a copy to the Commission Contracts Officer for any significant change. The Contract Manager will notify the Contractor Project Manager of the appropriate Energy Commission action within ten (10) working days.

C.       Non-Significant Changes

                  Changes that are not significant to the Agreement do not need to be approved at an Energy Commission Business Meeting through a formal amendment. These changes shall be documented in a Letter of Agreement.

4.  STANDARD OF PERFORMANCE

         Contractor shall be responsible in the performance of Contractor's/subcontractor's work under this Agreement for exercising the degree of skill and care required by customarily accepted good professional practices and procedures used in scientific and engineering research fields. Any costs for failure to meet these standards, or otherwise defective services, which require re-performance, as directed by Contract Manager or its designee, shall be borne in total by the Contractor/subcontractor and not the Energy Commission. In the event the Contractor/subcontractor fails to perform in accordance with the above standard the following will apply. Nothing contained in this clause is intended to limit any of the rights or remedies that the Energy Commission may have under law.

A. Contractor/subcontractor will re-perform, at its own expense, any task that was not performed to the reasonable satisfaction of the Contract Manager. Any work re-performed pursuant to this clause shall be completed within the time limitations originally set forth for the specific task involved. Contractor/subcontractor shall work any overtime required to meet the deadline for the task at no additional cost to the Energy Commission.

B. The Contract Manager shall provide a new schedule for the re-performance of any task pursuant to this clause in the event that re-performance of a task within the original time limitations is not feasible.

C. If the Contract Manager directs the Contractor not to re-perform a task, the Contract Manager and Contractor Project Manager shall negotiate a reasonable settlement for satisfactory services rendered. No previous payment shall be considered a waiver of the Energy Commission's right to reimbursement.

D. The failure of a Project to achieve the technical or economic goals stated in the Scope of Work is not a basis for the Energy Commission to determine that the work is unacceptable, unless the work conducted by the Contractor/subcontractor is deemed by the Energy Commission to have failed the foregoing standard of performance.

E. In the event that Contractor/subcontractor fails to perform in accordance with the foregoing standard of performance, the Contract Manager and the Contractor Project Manager shall seek to negotiate in good faith an equitable resolution satisfactory to both parties. If such a resolution cannot be reached, the parties shall work through the Energy Commission's dispute resolution process described in the Disputes clause.

5. PERFORMANCE EVALUATION

         Consistent with Public Contract Code Sections 10367 through 10371, the Energy Commission shall, upon completion of this Agreement, prepare a performance evaluation of the Contractor. Upon filing an unsatisfactory evaluation with the Department of General Services, Office of Legal Services (DGS) the Energy Commission shall notify and send a copy of the evaluation to the Contractor within fifteen (15) days. The Contractor shall have thirty (30) days to prepare and send statements to the Energy Commission and DGS defending Contractor's performance. The Contractor's statement shall be filed with the evaluation in the Energy Commission's Contract file and with DGS for a period of thirty-six (36) months and shall not be a public record.

6. REPORTS, DELIVERABLES, AND INFORMATION DISCLOSURE

A.    Reports and Deliverables

1) All public reports and deliverables shall be delivered to the Energy Commission Accounting Office address listed in Exhibit F.

2) All confidential reports and deliverables shall be delivered to the Contracts Officer listed in Exhibit F in a sealed envelope marked "Confidential Deliverable."

B.    Legal and Copyright Notices

                  All documents prepared for this Agreement that will be released to the public in hard copy, electronic, or Web Site format including but not limited to reports, deliverables, articles submitted for publication, and all reprints, shall include the following:

                                  LEGAL NOTICE

                           THIS REPORT WAS PREPARED AS A RESULT OF WORK
                           SPONSORED BY THE CALIFORNIA ENERGY COMMISSION (ENERGY COMMISSION). IT DOES NOT NECESSARILY REPRESENT THE VIEWS OF THE ENERGY COMMISSION, ITS EMPLOYEES, OR THE STATE OF CALIFORNIA. THE ENERGY COMMISSION, THE STATE OF CALIFORNIA, ITS EMPLOYEES, CONTRACTORS, AND SUBCONTRACTORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND ASSUME NO LEGAL LIABILITY FOR THE INFORMATION IN THIS REPORT; NOR DOES ANY PARTY REPRESENT THAT THE USE OF THIS INFORMATION WILL NOT INFRINGE UPON PRIVATELY OWNED RIGHTS. THIS REPORT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE ENERGY COMMISSION NOR HAS THE ENERGY COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS REPORT.

                                COPYRIGHT NOTICE

                 (C)[YEAR OF FIRST PUBLICATION OF DELIVERABLE],
                          [THE COPYRIGHT HOLDER'S NAME]
                              ALL RIGHTS RESERVED.

C.    Limitations on Contractor Disclosure of Agreement Information

     1) Contractor must receive approval from the Contract Manager before disclosing to any third party the contents of any draft deliverable or report.

     2) After any document submitted has become a part of the public records of the State, Contractor may, if it wishes to do so at its own expense, publish or utilize the document, and shall include the legal and copyright notices required above.

     3) In the event any public statement is made by the Energy Commission as to the role of Contractor or the content of any deliverable or report, the Contractor may, if it believes such statement to be incorrect, state publicly what it believes is correct.

     4) No record that is provided by the Energy Commission to Contractor for Contractor's use in performing this Agreement and which has been designated as Confidential Information, or is the subject of a pending application for confidential designation, except as provided in Title 20, CCR section 2505 and following (and amendments), shall be disclosed by Contractor, unless disclosure is ordered by a court of competent jurisdiction (Title 20 CCR section 2507.). At the election of the Contract Manager, the Contractor, its employees and any subcontractor shall execute a confidentiality agreement, supplied by the Contract Manager or Commission Contracts Officer.

     5) Contractor acknowledges that each of its officers, employees, and subcontractors who are involved in the performance of this Agreement will be informed of these restrictions and be directed to abide by the above terms.

D. Limitations on Energy Commission Disclosure of Information Contractor Considers Confidential

     1) Data provided to the Energy Commission by Contractor, which Data the Energy Commission has not already designated as Confidential Information and which Contractor seeks to have designated as confidential, or is the subject of a pending application for confidential designation, shall not be disclosed by the Energy Commission except as provided in Title 20 CCR Sections 2506 and 2507 (and amendments), unless disclosure is ordered by a court of competent jurisdiction.

     2) It is the Energy Commission's intent to use and release Project results such as deliverables and Data in a manner calculated to further PIER while protecting proprietary or patentable interests of the parties. Therefore, the Energy Commission agrees not to disclose information that Contractor considers confidential, without first providing a copy of the disclosure document for review and comment by Contractor. Contractor shall have no less than ten (10) working days for review and comment and, if appropriate, to make an application for confidential designation pursuant to Title 20 CCR section 2505 (and amendments) on some or all of the information. The Energy Commission shall consider the comments of Contractor and use professional judgment in revising the disclosure document accordingly.

7.  PUBLIC HEARINGS

         If public hearings on the Scope of Work are held during the period of the Agreement, Contractor will make available to testify the personnel assigned to this Agreement. The Energy Commission will reimburse Contractor for compensation and travel of the personnel at the Agreement rates for the testimony which the Energy Commission requests.

8.  DISPUTES

         In the event of a Contract dispute or grievance between Contractor and the Energy Commission, both parties shall follow the procedure below. Contractor shall continue with the responsibilities under this Agreement during any dispute.

A.   Commission Dispute Resolution

                  The Contractor shall first discuss the problem informally with the Contract Manager. If the problem cannot be resolved at this stage, the Contractor must direct the grievance together with any evidence, in writing, to the Commission Contracts Officer. The grievance must state the issues in the dispute, the legal authority or other basis for the Contractor's position and the remedy sought. The Commission Contracts Officer and the Program Office Manager must make a determination on the problem within ten (10) working days after receipt of the written communication from the Contractor. The Commission Contracts Officer shall respond in writing to the Contractor, indicating a decision and explanation for the decision. Should the Contractor disagree with the Commission Contracts Officer's decision, the Contractor may appeal to the second level.

                  The Contractor must prepare a letter indicating why the Commission Contracts Officer's decision is unacceptable, attaching to it the Contractor's original statement of the dispute with supporting documents, along with a copy of the Commission Contracts Officer's response. This letter shall be sent to the Energy Commission's Executive Director within ten
                  (10) working days from receipt of the Commission Contracts Officer's decision. The Executive Director or designee shall meet with the Contractor to review the issues raised. A written decision signed by the Executive Director or designee shall be returned to the Contractor within twenty (20) working days of receipt of the Contractor's letter. The Executive Director may inform the Energy Commission of the decision at an Energy Commission business meeting. Should the Contractor disagree with the Executive Director's decision, the Contractor may appeal to the Energy Commission at a regularly scheduled business meeting. Contractor will be provided with the current procedures for placing the appeal on an Energy Commission business meeting agenda.

B.    Binding Arbitration

                  Should the Energy Commission's Dispute Resolution procedure above fail to resolve an Agreement dispute or grievance to the satisfaction of either party, the Contractor and Energy Commission mutually may elect to have the dispute or grievance resolved through binding arbitration. If one party does not agree, the matter shall not be submitted to arbitration. The arbitration proceeding shall take place in Sacramento County, California, and shall be governed by the commercial arbitration rules of the American Arbitration Association
                  (AAA) in effect on the date the arbitration is initiated. The dispute or grievance shall be resolved by one (1) arbitrator who is an expert in the particular field of the dispute or grievance. The arbitrator shall be selected in accordance with the AAA commercial arbitration rules. If arbitration is mutually decided by the parties, arbitration is in lieu of any court action and the decision rendered by the arbitrator shall be final and may not be appealed to a court through the civil process). However, judgment may be entered upon the arbitrator's decision and is enforceable in accordance with the applicable law in any court having jurisdiction over this Agreement. The demand for arbitration shall be made no later six (6) months after the date of the Agreement's termination, despite when the dispute or grievance arose, and despite the applicable statute of limitations for a suit based on the dispute or grievance. If the parties do not mutually agree to arbitration, the parties agree that the sole forum to resolve a dispute is California state court.

                  The cost of arbitration shall be borne by the parties as follows:

1)   The AAA's administrative fees shall be borne equally by the parties;
2) The expense of a stenographer shall be born by the party requesting a stenographic record;
3) Witness expenses for either side shall be paid by the party producing the witness;
4)   Each party shall bear the cost of its own travel expenses;
5) All other expenses shall be borne equally by the parties, unless the arbitrator apportions or assesses the expenses otherwise as part of the award.

                  At the option of the parties, any or all of these arbitration costs may be deducted from any balance of Agreement funds. Both parties must agree, in writing, to utilize Agreement funds to pay for arbitration costs.

9. TERMINATION

A.    Purpose

                  The parties agree that because the Energy Commission is a state entity and contracts on behalf of all Californian ratepayers, it is necessary for the Energy Commission to be able to terminate, at once, upon the default of Contractor and to proceed with the work required under the Agreement in any manner the Energy Commission deems proper. Contractor specifically acknowledges that the termination of the Agreement by the Energy Commission under the terms set forth below is an essential term of the Agreement, without which the Energy Commission would not enter into the Agreement. Contractor further agrees that upon any of the events triggering the termination of the Agreement by the Energy Commission, the Energy Commission has the right to terminate the Agreement, and it would constitute bad faith of the Contractor to interfere with the immediate termination of the Agreement by the Energy Commission.

B.    Breach

                  The Energy Commission shall provide the Contractor written notice of intent to terminate due to Contractor's breach. Contractor will have fifteen (15) calendar days to fully perform or cure the breach. In the event Contractor does not cure the breach within fifteen (15) days, the Energy Commission may, without prejudice to any of its other remedies, terminate this Agreement upon five (5) calendar days written notice to Contractor. In such event, Energy Commission shall pay Contractor only the reasonable value of the satisfactorily performed services rendered by Contractor before the notice of termination, as may be agreed upon by the parties or determined by a court of law, but not in excess of the Agreement maximum payable.

C.    For Cause

                  The Energy Commission may, for cause, and at its option, terminate this Agreement upon giving thirty (30) calendar days advance written notice to Contractor. In such event, Contractor agrees to use all reasonable efforts to mitigate its expenses and obligations. Energy Commission will pay Contractor for services rendered and expenses incurred within thirty (30) days after notice of termination which could not by reasonable efforts of Contractor have been avoided, but not in excess of Agreement maximum payable. Contractor agrees to relinquish possession of equipment purchased for this Agreement with Energy Commission funds to Energy Commission, or Contractor may, with approval of Energy Commission, purchase the equipment as provided by the terms of this Agreement.

    The term "for cause" includes, but is not limited to, the following reasons:

o        Partial or complete loss of Match Funds;
o        Reorganization to a business entity unsatisfactory to the Energy
         Commission;
o Retention or hiring of subcontractors, or replacement or addition of Key Personnel that fail to perform to the standards and requirements of this Agreement;
o Failure to utilize the DVBE subcontractors/vendors in Contractor's proposal;
o Contractor is not able to pay its debts as they become due and/or Contractor is in default of an obligation that impacts Contractor's ability to perform under this Agreement;
o Significant change in State or Energy Commission policy such that the work or product being funded would not be supported by the Energy Commission; or
o In the case of a technical support Agreement, changes in Energy Commission staff such that Energy Commission staff can do the work or product being funded.

10. WAIVER

         No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. All remedies afforded in this Agreement shall be taken and construed as cumulative, that is, in addition to every other remedy provided therein or by law. The failure of the Energy Commission to enforce at any time any of the provisions of this Agreement, or to require at any time performance by Contractor of any of the provisions, shall in no way be construed to be a waiver of those provisions, nor in any way affect the validity of this Agreement or any part of it or the right of the Energy Commission to thereafter enforce each and every such provision.

11.  CAPTIONS

         The clause headings appearing in this Agreement have been inserted for the purpose of convenience and ready reference and do not define, limit, or extend the scope or intent of the clauses.

12.  PRIOR DEALINGS, CUSTOM OR TRADE USAGE

         In no event shall any prior course of dealing, custom or trade usage modify, alter, or supplement any of these terms.

13.  NOTICE

         Legal notice must be given using any of the following delivery methods:
         U.S. Mail, overnight mail, or personal delivery, providing evidence of receipt to the person identified in Exhibit F of this Agreement for legal notices. Delivery by fax or e-mail is not considered legal notice for the purpose of this paragraph. This paragraph is not intended to apply to normal, daily communication between the parties related to progress of the work. This paragraph applies to situations where notice is required to be given by this Agreement or the parties are asserting their legal rights and remedies.

         Notice shall be effective when received, unless a legal holiday for the State commences on the date of the attempted delivery. In which case, the effective date shall be postponed until the next business day.

14.  STOP WORK

         The Commission Contracts Officer may, at any time, by written notice to Contractor, require Contractor to stop all or any part of the work tasks in this Agreement. Stop work orders may be issued for reasons such as a Project exceeding budget, standard of performance, out of scope work, delay in Project schedule, misrepresentations and the like.

A. Compliance. Upon receipt of such stop work order, Contractor shall immediately take all necessary steps to comply therewith and to minimize the incurrence of costs allocable to work stopped.

B. Equitable Adjustment. An equitable adjustment shall be made by Energy Commission based upon a written request by Contractor. Such adjustment request must be made by Contractor within thirty (30) days from the date of the stop work order.

C. Canceling a Stop Work Order. Contractor shall resume the work only upon receipt of written instructions from the Commission Contracts Officer.

15. RIGHTS OF PARTIES REGARDING DELIVERABLES, DATA, AND INTELLECTUAL PROPERTY

A.    Energy Commission's Rights in Deliverables

                  Deliverables and reports specified for delivery to the Energy Commission under this Agreement shall become the property of the Energy Commission. The Energy Commission may use, publish, and reproduce the deliverables and reports subject to the provisions of the Reports clause, "Limitations on Energy Commission Disclosure of Information."

B.  Rights in Technical, Generated, and Deliverable Data

1)       Contractor's Rights

                           All Data (Technical, Generated and Deliverable Data) produced under this Agreement shall be the property of the Contractor, limited by the license retained by the Energy Commission in 2) below, and the rights the Energy Commission has in deliverables specified above in Clause A.

2)       Energy Commission's Rights

                           Contractor shall provide the Contract Manager and any designated reviewer(s) with a copy of all Technical, Generated and Deliverable Data produced under the Agreement, when requested. Contractor is not required to copy and submit Data the Contract Manager has identified as being unusable to the Energy Commission and the PIER program such as raw data that is too disaggregated or voluminous for practical application. Such Data shall be retained at the Contractor's facility for inspection, review and possible copying by the Contract Manager for a minimum of three (3) years after final payment unless a longer period of records retention is stipulated.

                           Upon request by Contract Manager, Contractor shall provide the Contract Manager and any designated reviewer(s) access to review Technical and Generated Data produced in the course of this Agreement that is not requested to be delivered to the Energy Commission.

                           For all Data (Technical, Generated and Deliverable) produced under this Agreement, the Energy Commission retains a no-cost, non-exclusive, non-transferable, irrevocable, royalty-free, worldwide, perpetual license to use, publish, translate, produce and to authorize others to produce, translate, publish and use the Data, subject to the provisions of the Reports clause "Limitation on Energy Commission Disclosure of Information."

C.       Exclusive Remedy

                  In the event the Energy Commission intends to publish or has disclosed Data the Contractor considers confidential, the Contractor's exclusive remedy is a civil court action for injunctive relief. Such court action shall be filed in Sacramento County, California.

D.       Waiver of Consequential Damages

                  IN NO EVENT WILL THE ENERGY COMMISSION BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES BASED ON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT, OR ANY OTHER LEGAL THEORY FOR THE DISCLOSURE OF CONFIDENTIAL INFORMATION OR INFORMATION CONTRACTOR CONSIDERS CONFIDENTIAL, EVEN IF THE ENERGY COMMISSION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. DAMAGES THAT THE ENERGY COMMISSION WILL NOT BE RESPONSIBLE FOR INCLUDE, BUT ARE NOT LIMITED TO, LOSS OF PROFIT; LOSS OF SAVINGS OR REVENUE; LOSS OF GOODWILL; LOSS OF USE OF THE PRODUCT OR ANY ASSOCIATED EQUIPMENT; COST OF CAPITAL; COST OF ANY SUBSTITUTE EQUIPMENT, FACILITIES, OR SERVICES; DOWNTIME; THE CLAIMS OF THIRD PARTIES INCLUDING CUSTOMERS; AND INJURY TO PROPERTY.

E.       Proprietary Data

                  Proprietary Data owned by the Contractor shall remain with the Contractor throughout the term of this Agreement and thereafter. The extent of Energy Commission's access to the same and the testimony available regarding the same shall be limited to that reasonably necessary to demonstrate, in a scientific manner to the satisfaction of scientific persons, the validity of any premise, postulate or conclusion referred to or expressed in any deliverable or to establish a baseline for repayment purposes. Upon request by Contract Manager, Contractor shall provide the Contract Manager and any designated reviewer(s) access to review Contractor's Proprietary Data produced in the course of this Agreement that is not requested to be delivered to the Energy Commission. The Energy Commission shall not disclose any Contractor Proprietary Data accessed or reviewed to any third party.

F.       Preservation of Data

                  Any Data that is reserved to the Contractor by the express terms hereof, and Proprietary Data and Trade Secrets that have been utilized to support any premise, postulate or conclusion referred to or expressed in any deliverable hereunder, shall be preserved by the Contractor at the Contractor's own expense for a minimum of three (3) years after final payment, unless a longer period of records retention is stipulated.

G.       Destruction of Data

                  Before the expiration of three (3) years or the stipulated records retention period and before changing the form of or destroying any Data (including Technical, Generated, Deliverable and Proprietary) or Trade Secrets, the Contractor shall notify Energy Commission of any such contemplated action and Energy Commission may, within thirty (30) days after said notification, determine whether it desires said Data to be further preserved. If Energy Commission so elects, the expense of further preserving said Data shall be paid for by the Energy Commission. Contractor agrees that Energy Commission may at its own expense, have reasonable access to said Data throughout the time during which said Data is preserved. Contractor agrees to use its best efforts to identify competent witnesses to testify in any court of law regarding said Data or, at Energy Commission's expense, to furnish such competent witnesses.

H.       Patent Rights

                  Patent rights for Subject Inventions will be the property of Contractor, subject to the Energy Commission retaining a no-cost, nonexclusive, nontransferable, irrevocable, royalty-free, worldwide perpetual license to use or have practiced for or on behalf of the State of California the Subject Invention(s) for governmental purposes. Contractor must obtain agreements to effectuate this clause with all persons or entities, except for the U.S. Department of Energy
                  (DOE), obtaining ownership interest in the patented Subject Invention(s). Previously documented (whether patented or unpatented under the patent laws of the United States of America or any foreign country) inventions are exempt from this sub clause.

I.       March-In Rights

                  The Contractor shall forfeit and assign to the Energy Commission, at the Energy Commission's request, all rights to a Subject Invention if either: 1) Contractor fails to apply for a patent on Subject Inventions(s) developed under this Agreement within six (6) months of conceiving or first actually reducing the technology to practice, or, 2) Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the Subject Invention. In this event, the Contractor agrees to relinquish all rights, subject to DOE reserved rights, to the Subject Invention to the Energy Commission. The Energy Commission will have the unfettered right to use and/or dispose of the rights in whatever manner it deems most suitable to help transfer the Technology into the market place, including but not limited to, seeking patent protection, or licensing the Subject Invention.

J.       Energy Commission's Rights to Invention

                  Contractor and all persons and/or entities obtaining an ownership interest in Subject Invention(s) shall include within the specification of any United States patent application, and any patent issuing thereon covering a Subject Invention, the following statement:

                  THIS INVENTION WAS MADE WITH STATE OF CALIFORNIA SUPPORT UNDER CALIFORNIA ENERGY COMMISSION AGREEMENT NUMBER 500-04-009. THE ENERGY COMMISSION HAS CERTAIN RIGHTS TO THIS INVENTION.

K.       Energy Commission's Interest in Inventions

                  If Contractor or any subcontractor perfects a patent application on any Subject Invention, Contractor shall notify the Commission Contract Manager and Energy Commission Contracts Officer. Energy Commission Contracts Officer will complete and file a Uniform Commercial Code (UCC.1) Financing Statement with the Secretary of State's Office.

L.       Copyrights

1) Copyrightable work first produced under this Agreement shall be owned by the Contractor, limited by the license granted to the Energy Commission in 2) below.

2) Contractor agrees to grant the Energy Commission a royalty-free, no-cost, nonexclusive, irrevocable, nontransferable, worldwide, perpetual license to produce, translate, publish, use and dispose of, and to authorize others to produce, translate, publish, use and dispose of all copyrightable work first produced or composed in the performance of this Agreement.

3) Contractor will apply copyright notices to all documents prepared for this Agreement that will be released to the public including reports, deliverables, articles submitted for publication, and all reprints, using the following form or such other form as may be reasonably specified by Energy Commission.

                          (C)[YEAR OF FIRST PUBLICATION
                              OF DELIVERABLE], [THE
                             COPYRIGHT HOLDER'S NAME].
                              ALL RIGHTS RESERVED.

4)                         Software

                           In the event software is developed that is not a deliverable under the Agreement, Contractor shall have the right to copyright and/or patent such software and grants the Energy Commission a royalty-free, no-cost, non-exclusive, irrevocable, non-transferable, worldwide, perpetual license to produce and use the software, its derivatives and upgrades for governmental purposes.

M.    Intellectual Property Indemnity

                  Contractor warrants that Contractor will not, in supplying work under this Agreement's Scope of Work, knowingly infringe or misappropriate any intellectual property right of a third party, and that it will conduct a reasonable investigation of the intellectual property rights of third parties to avoid such infringement. Contractor will defend and indemnify Energy Commission from and against any claim, lawsuit or other proceeding, loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) to the extent arising out of: (i) any third party claim that a deliverable infringes any patent, copyright, trade secret or other intellectual property right of any third party, or (ii) any third party claim arising out of the negligent or other tortious act(s) or omission(s) by the Contractor, its employees, subcontractors or agents, in connection with or related to the deliverables or the Contractor's performance thereof under this Agreement.

16. PURCHASE OF EQUIPMENT

A. Equipment identified in this Agreement is approved for purchase.

B. Equipment not identified in this Agreement shall be subject to prior written approval from the Contract Manager.

C. All equipment purchased with Energy Commission funds is subject to the following terms and conditions:

1) The Commission Contracts Officer will complete and file a Uniform Commercial Code (UCC.1) Financing Statement with the Secretary of State's Office. Invoices for equipment purchases associated with a UCC.1 will not be processed until the UCC.1 has been filed with the Secretary of State's Office.

2) Title to all non-expendable equipment purchased in part or in whole with Energy Commission funds shall remain with the Energy Commission.

3) Contractor shall assume all risk for maintenance, repair, destruction and damage to equipment while in the possession or subject to the control of Contractor. Contractor is not expected to repair or replace equipment that is intended to undergo significant modification or testing to the point of damage/destruction as part of the work described in Exhibit A, Scope of Work.

D.     Upon termination or completion of this Agreement, Energy Commission may:

1) if requested by the Contractor, authorize the continued use of such equipment to further energy research in the public interest;

2) by mutual agreement with the Contractor, allow the Contractor to purchase such equipment for an amount not to exceed the residual value of the equipment as of the date of termination or completion of this Agreement; or,

3) request that such equipment be delivered to the Energy Commission with any costs incurred for such return to be borne by the Energy Commission.

17. BUSINESS ACTIVITY REPORTING

A. Contractor shall promptly notify the Contract Manager of the occurrence of any of the following:

1)       A change of address.
2)       A change in the business name or ownership.
3) The existence of any litigation or other legal proceeding affecting this Agreement.
4) The occurrence of any casualty or other loss to Project personnel, equipment or third parties.
5) Contractor's receipt of notice of any claim or potential claim against Contractor for patent, copyright, trademark, service mark and/or trade secret infringement that could affect the Energy Commission's rights.

B. Contractor shall not change or reorganize the type of business entity under which it does business except upon prior written notification to the Energy Commission. A change of business entity or name change requires an amendment assigning or novating the Agreement to the changed entity. In the event the Energy Commission is not satisfied that the new entity can perform as the original Contractor, the Energy Commission may terminate this Agreement as provided in the Termination clause.

18. REVIEW AND NOTICE OF CONFLICTING TERMS

     Contractor warrants and attests that it has conducted a detailed review of the terms and conditions of its existing related third-party agreements and has identified all known or reasonably foreseeable conflicts with this Agreement's terms and conditions and has disclosed the conflicts in writing to the Energy Commission prior to executing this Agreement. In the event further conflicts are identified, Contractor and Energy Commission agree that these conflicts shall be addressed using the procedure described in the Disputes clause. Nothing in this Agreement is intended to nullify or obviate any prior third-party agreements executed by Contractor. However, the Energy Commission may terminate this Agreement if the conflict impairs or diminishes the value of this Agreement.

19. ACCESS TO SITES AND RECORDS

         The Energy Commission staff or its representatives shall have reasonable access to all Project sites and to all records related to this Agreement.

20. ASSURANCES

         The Energy Commission reserves the right to seek further written assurances from the Contractor and its team that the work of the Project under the Agreement will be performed consistent with the terms of the Agreement.

21. SURVIVAL

         It is understood and agreed that certain Agreement clauses shall survive the completion or termination of this Agreement for any reason. The Agreement clauses include, but are not limited to:

o        Recordkeeping, Cost Accounting and Auditing
o        Indemnification
o        Disputes
o        Termination
o        Rights of Parties Regarding Deliverables, Data, and Intellectual
         Property
o        Purchase of Equipment
o        Business Activity Reporting
o        Access to Sites and Records
o        Royalty Payments to Energy Commission

22. INTERPRETATION OF TERMS

         This Agreement shall be conducted in accordance with the terms and conditions of the solicitation, if applicable. The Contractor's proposal is not attached, but is expressly incorporated by reference into this Agreement. In the event of conflict or inconsistency between the terms of this Agreement and the solicitation or proposal, this Agreement shall be considered controlling.

                                    EXHIBIT E
                              ADDITIONAL PROVISIONS

The following clauses may or may not be included in Agreement, Contracts Officer to decide when developing this Exhibit if any of the following clauses apply to the specific Scope of Work or if an additional clause or term is needed.

1. CONFIDENTIALITY

A.   Information Considered Confidential

                  All Contractor information considered confidential at the commencement of this Agreement is designated in the Attachment to this Exhibit.

B.   Confidential Deliverables: Labeling and Submitting Confidential Information

                  Prior to the commencement of this Agreement, the parties have identified in the Attachment to this Exhibit, specific Confidential Information to be provided as a deliverable. All such confidential deliverables shall be marked, by the Contractor, as "Confidential" on each page of the document containing the Confidential Information and presented in a sealed package to the Commission Contracts Officer. (Non-confidential deliverables are submitted to the Contract Manager.) All Confidential Information will be contained in the "confidential" volume: no Confidential Information will be in the "public" volume.

C.   Submittal of Unanticipated Confidential Information as a Deliverable

                  The Contractor and the Energy Commission agree that during this Agreement, it is possible that the Contractor may develop additional data or information not originally anticipated as a confidential deliverable. In this case, Contractor shall follow the procedures for a request for designation of Confidential Information specified in 20 CCR 2505. The Energy Commission's Executive Director makes the determination of confidentiality. Such subsequent determinations may be added to the list of confidential deliverables in the Attachment to this Exhibit.

D.  Disclosure of Confidential Information

                  Disclosure of Confidential Information by the Energy Commission may only be made pursuant to 20 CCR 2506 and 2507. All confidential data, records or deliverables that are legally disclosed by the Contractor or any other entity become public records and are no longer subject to the above confidentiality designation.

2. INTELLECTUAL PROPERTY ITEMS DEVELOPED PRIOR TO THIS AGREEMENT

A. Intellectual property information is designated in the Attachment to this Exhibit.

B. The Energy Commission makes no claim to intellectual property that existed prior to this Agreement and was developed without Energy Commission funding.

C. The Contractor gives notice that the items listed in the Attachment to this Exhibit have been developed without Energy Commission funding and prior to the start of this Agreement. This list represents a brief description of the prior developed intellectual property. A detailed description of the intellectual property, as it exists on the effective date of this Agreement, may be necessary if Energy Commission funds are used to further develop the listed intellectual property. This information will assist the parties to make an informed decision regarding intellectual property rights and possible repayment obligations.

3. ROYALTY PAYMENTS TO ENERGY COMMISSION

         In consideration of Energy Commission providing funding to Contractor, Contractor agrees to pay Energy Commission royalties under the following terms and conditions.

A. Contractor agrees to pay Energy Commission a royalty of one and one-half percent (1.5%) of the Sale Price on Sales of all Project-Related Products and Rights that the Contractor receives.

B. Contractor's obligation to make payments to Energy Commission shall commence from the date Project-Related Products and Rights are first sold and shall extend for a period of fifteen
                  (15) years thereafter. Payments are payable in annual installments and are due the first day of March in the calendar year immediately following the year during which Contractor receives Gross Revenues.

C. Early Buyout. Contractor has the option of paying its royalty obligations to Energy Commission without a pre-payment penalty, provided Contractor makes the royalty payment within two (2) years from the date at which royalties are first due to the Energy Commission. Royalty payment must be in a lump sum amount equal to two (2) times the amount of funds drawn down on the Agreement.

D. Contractor agrees not to make any Sale, license, lease, gift or other transfer of any Project-Related Products and Rights with the intent of, or for the purpose of, depriving Energy Commission of royalties hereunder. Generally, this means that Contractor will not make any Sale, license, lease or other transfer of Project-Related Products and Rights for consideration other than fair market value. Further, Contractor agrees that such activity constitutes breach of this Agreement and that Contractor agrees to repay within sixty (60) days the amount due under C above (Early Buyout).

E. Contractor acknowledges that a late payment of royalties owed to the Energy Commission will cause the Energy Commission to incur costs not contemplated by the parties. If a royalty payment is not paid when due, Contractor agrees to pay the Energy Commission a late fee equal to two percent (2%) of the payment due. Additionally, Contractor agrees that royalty payments not paid within fifteen (15) days of the due date shall thereupon become debt obligations of Contractor to the Energy Commission, due upon demand and bearing interest at the maximum interest rate allowed by law.

F. Contractor shall maintain separate accounts within its financial and other records for purposes of tracking components of Sales and royalties due to Energy Commission under this Agreement.

G. Payments to Energy Commission are subject to audit as provided for under the Recordkeeping, Cost Accounting and Auditing clause.

H. In the event of default hereunder, Energy Commission shall be free to exercise all rights and remedies available to it herein, and under law and at equity. The Contractor's failure to pay when due, any amount due and payable shall cause default under this Agreement.

4. CONFLICT OF INTEREST

A. Contractor agrees to continuously review new and upcoming Projects in which members of the Contractor team may be involved for potential conflicts of interest. Contractor shall report its findings in its progress report.

B. Contractor shall submit a completed Fair Political Practices Commission Form 700, "Statement of Economic Interests" for each consultant directed by the Contract Manager, in consultation with the Energy Commission's Chief Counsel's Office to file a statement.

C. No person, firm, or subsidiary thereof who has been awarded a consulting services agreement may submit a bid for, nor be awarded an agreement for, the provision of services, procurement of goods or supplies, or any other related action which is required, suggested, or otherwise deemed appropriate in the end product of the consulting services agreement. This does not apply to any person, firm, or subsidiary thereof who is awarded a subcontract of a consulting services agreement which amounts to no more than ten percent (10%) of the total monetary value of the consulting services agreement.

                                                                ATTACHMENT 1
                                    EXHIBIT E

                   CONFIDENTIAL DELIVERABLES AND PRE-EXISTING
                           INTELLECTUAL PROPERTY LISTS


PART I: CONFIDENTIAL DELIVERABLES

Pursuant to 20 California Code of Regulations section 2505(c)(2)(B), the Energy Commission designates the following as confidential.

X   No Confidential Deliverables,

OR

         Confidential Deliverables:

PART II: PRE-EXISTING INTELLECTUAL PROPERTY

Contractor has identified the following intellectual property as pre-existing the effective date of this Agreement and is required for performance of this Agreement but is not a deliverable.

         No Pre-existing Intellectual Property

OR

         Pre-existing Intellectual Property (Please insert "none" in the types that do not apply):


                                 PATENTS ISSUED
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------

          Title             Patent Number     Inventor/      File Date   Issue/        Country          Description
                                               Assignee                  Grant Date
                                               (Owner)
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------
Flywheel System with          6,347,925      Beacon Power     6/29/00     2/19/02        USA       Self-contained vacuum
Parallel Pumping                                Corp.                                                maintenance system
Arrangement
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------
Multiple Flywheel Energy      6,614,132      Beacon Power    11/30/01      9/2/03        USA             Masterless
Storage System                                  Corp.                                                  paralleling of
                                                                                                      flywheel outputs
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------
Heat Energy Dissipation       6,675,872      Beacon Power     9/12/02     1/13/04        USA        Heat-pipe cooling of
Device for a FESS                               Corp.                                                    a flywheel
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------
Permanent Magnet Motor        6,741,007      Beacon Power     1/30/03     5/25/04        USA         Motor assembly in
Assembly Having a Device                        Corp.                                              which a shield covers
and Method of Reducing                                                                                  the magnet,
Parasitic Losses                                                                                       preventing the
                                                                                                    magnetic flux lines
                                                                                                     from impacting the
                                                                                                           stator
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------
Dual Stiffness Bearing        6,747,378      Beacon Power     2/20/03      6/8/04        USA           Bearing system
Damping System                                  Corp.                                               comprising flexible
                                                                                                     dampers and rigid
                                                                                                          bumpers
--------------------------- --------------- --------------- ------------ ----------- ------------- -----------------------

                               PATENT APPLICATIONS
------------------------------------ ----------------- ------------------------------------------------------------------
Title                                   File Date                     Public Description (2-3 sentences)
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Device for cooling a bearing; 2/13/03 Flexible device for conduction cooling of a ball bearing assembly flywheel energy storage system using such a bearing cooling device and methods related thereto
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Repulsive lift systems, flywheel 3/20/03 A method for passively-repulsively lifting a rotor assembly of a energy storage systems utilizing flywheel energy storage system such systems and methods related thereto
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Mesh bearing damper for an energy 5/30/02 A fluid-free mesh-bearing damper for a flywheel energy storage storage rotor device.
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Composite flywheel rim with 3/13/03 A composite rim including multiple fiber-based, co-mingled co-mingled fiber layers and layers, wherein the strength and/or stiffness of the layers methods for manufacturing same increases from the innermost layer of the rim to the outermost
                                                                                    layer.
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Crash management system for               4/3/03         System designed to leave the rim intact and capable of safely
implementation in flywheel systems                         remaining spinning even after one or more FESS component
                                                                            failures have occurred.
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Flexible bearing damping system,         3/13/03        A bearing damping system for damping vibrations and conducting
energy storage system using such a                          heat from vibration-producing, heat-generating devices.
system, and a method related
thereto
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
Methods, systems, and apparatus          8/15/03           A method for regulating, more particularly the fine tune
for regulating frequency of                             regulation, of AC frequency of the electrical power supplied on
generated power using flywheel                                    an electrical distribution system or grid.
energy storage systems with
varying load and/or power
generation
------------------------------------ ----------------- ------------------------------------------------------------------
------------------------------------ ----------------- ------------------------------------------------------------------
A power converter for integration        5/28/03            A system of photovoltaic panels with integral DC to DC
in a solar panel and systems                           converters with outputs connected to a common, regulated DC bus.
related thereto
------------------------------------ ----------------- ------------------------------------------------------------------

                                               TRADE SECRETS
------------------------------------ ---------------------------------------------------------------------------------
Title                                Public Description (2-3 sentences)
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Rim mounting method                  Method for attaching a fiber-composite rim to an aluminum hub with interference.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Matrix formulation Specific chemical components of the epoxy matrix for the fiber-composite rims.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Composite hub                        Design and fabrication of a hub made of fiber-composite material.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Touchdown                            bearing system System for catching a
                                     magnetically-suspended flywheel in case of
                                     a bearing system failure.
------------------------------------ ---------------------------------------------------------------------------------
------------------------------------ ---------------------------------------------------------------------------------
Run-out sensor Non-contact method of sensing the position of the flywheel.
------------------------------------ ---------------------------------------------------------------------------------

                                   COPYRIGHTS
---------------- --------------- -------------- ------------ ---------- ------------- -----------------------
Title            Copyright       Owner          File Date    Issue/     Country       Description
                 Number                                      Grant
                                                             Date
---------------- --------------- -------------- ------------ ---------- ------------- -----------------------
---------------- --------------- -------------- ------------ ---------- ------------- -----------------------
N.A.
---------------- --------------- -------------- ------------ ---------- ------------- -----------------------

                                   Trademarks
------------------- -------------- ---------------------- ---------- ------------- ------------ ----------------------------
Title               Copyright      Owner                  File Date  Issue/        Country      Description
                    Number                                           Grant Date
------------------- -------------- ---------------------- ---------- ------------- ------------ ----------------------------
------------------- -------------- ---------------------- ---------- ------------- ------------ ----------------------------
Beacon Power        2682335        Beacon Power Corp      9/21/00    2/4/03        USA          Beacon Power
------------------- -------------- ---------------------- ---------- ------------- ------------ ----------------------------

                                Disclosure Memos
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
                          TitlDisclosure Date     Memo Number, if        Public Description (2-3 sentences)
                                   applicable
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Hub: Lantern                  3/12/1999           99-001                 Metal symmetrical lantern-shaped hub.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Hub: Bell                     3/12/1999           99-001                 Metal symmetrical bell-shaped hub.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Hub: Filament Wound           Mid 1997            99-002                 Composite hub filament-wound on a mandrel.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Hub: Stiff Spool              4/20/2001           01-002                 Attach a composite rim to shaft with a spool shaped hub
                                                                         of sufficient stiffness to prevent rotor natural
                                                                         frequency from being within the operating range.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Hub: Stiff Wave               4/20/01             01-003                 Attach a composite rim to shaft with a wave shaped hub
                                                                         of sufficient stiffness to prevent rotor natural
                                                                         frequency from being within the operating range.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Integral Woven           06/06/2000          00-011                 Extend radial reinforcements of a composite rim into hub.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: High-glass Press Fit     6/21/2000           00-013                 Rim with multiple composite layers with varying
                                                                         properties.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Steel Wound              8/10/2000           00-014                 Rim wound with steel wire.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Thermoplastic Wide Tape  4/08/2001           01-007                 Rim made with a pre-preg thermoplastic tape.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Hybrid Composite         4/08/2001           01-008                 Rim with multiple composite layers with various
                                                                         materials including steel.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: 6 kWh version            10/12/2000          01-010                 Improvement to a pending patent to allow rim to store 6
                                                                         kWh of energy.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Vapor Barrier            9/04/2001           01-011                 Apply a barrier to the rim to prevent/ control
                                                                         outgassing.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Liquid Thermoplastic     12/09/2002          02-012                 Use a new liquid thermoplastic precursor to create a rim
Wound                                                                    using heated filament winding methods.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Rim: Liquid Thermoplastic     12/09/2002          02-013                 Dry filament wind and RTM a rim.
Infusion
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Vacuum: Feed-Thru/ Connector  7/2000              00-012                 Low cost waterproof Glass to Metal feed-through and
                                                                         connector system.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Vacuum: Getter Pump Control   6/21/2001           02-001                 Replace timed getter pump activation with automatic
Algorithm                                                                cycles that are triggered based on performance measures.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Repulsive Radial     3/09/1999           99-008                 Permanent magnets arranged in such a manner as to
                                                                         repulse each other radially.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Custom Outer-Race    3/09/1999           00-008                 Outer race of the rolling element bearing designed to
                                                                         improve the heat transfer rate of the bearing.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Touch-Down Bearing   5/05/2000           00-010                 Method to reduce the operational clearance of back-up
                                                                         bearings used with active radial magnetic bearings.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Bore Magnetic        6/21/2001           01-009                 Magnetically couple the shaft to the rim using alignment
Coupling/ Suspension.                                                    magnets at the top and bottom of the rim.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Quill System         10/01/2001          01-012                 Use a quill shaft to connect the rim to the hub and
                                                                         motor.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Oil Lube System      1/30/2001           02-002                 Oil reservoir and pump to lubricate a bearing.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Combined             10/09/2001          02-003                 Spring plate for bearing pre-load.
Radial/Axial Spring
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Conical Auxiliary    6/14/2002           03-002                 Conical back-up bearings used with active radial
Bearing                                                                  magnetic bearings.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Bearing: Low Loss Bearing     2/2003              03-004                 Combination of ball bearing, axial lift coil and passive
System                                                                   magnetic bearing to create a low-loss system.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Damper: Passive PM            9/10/1996           99-006                 Provides damping non-contact using only magnets, copper,
                                                                         and iron.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Damper: Active                03/10/2000          00-002                 Replace mechanical bearings with active magnetic dampers.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Damper: Integral              10/29/2001          03-005                 Combined centering and axial preload spring into a
Spring-Damper                                                            damper.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Motor: Slotless Motor         3/09/1999           99-007                 PM rotor, radially magnetized with alternating N-S poles
                                                                         (2 or more), and slotless stator.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Motor: Dual Air-Gap Machine   1/24/2002           02-007                 Cup shaped PM rotor with magnets on ID and OD.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Motor: Hybrid PM -            4/10/2002           02-009                 A compound PM/induction motor with the control method.
Induction Machine
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Electronics: Matrix           12/13/2001          01-016                 Use a matrix converter between the high frequency output
Converter                                                                of the flywheel PM generator and the 60 Hz load.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Electronics: Remaining Time   2/12/2001           02-006                 Estimate the operating time left in a flywheel using
Algorithm                                                                speed, rate of change in speed, and current.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Thermal: Self-Pumping Rotor   8/06/2002           02-010                 Immerse tube end in oil and use rotation to drive oil to
Cooling                                                                  top of tube.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Application: Peak Load        2/13/2002           02-004                 Use flywheels to avoid peak power costs.
Shaving
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Application: DG Transient     2/13/2002           02-005                 Use flywheels to provide power for load peak transients.
Following
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Application: Multi-source     9/19/02             02-011                 Combines three AC sources at the load: one of which is a
Paralleling                                                              prime source and two of which are DC-to-AC inverters
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Application: PV/ Flywheel     1/07/03             03-001                 Connect both the 60 Hz output inverter and motor drive
System                                                                   inverter directly to the PV panel.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Misc: Transportation Lock     10/28/1999          00-009                 Use an electrically actuated device to lock or unlock
                                                                         the rotor from outside the vacuum housing.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
----------------------------- ------------------- ---------------------- ----------------------------------------------------------
Misc: Transportation Lock     3/28/2002           02-008                 Use a sealed mechanical screw to lock the rotor for
                                                                         transportation.
----------------------------- ------------------- ---------------------- ----------------------------------------------------------


                                    Exhibit F
                                List of Contacts

                                * List Withheld *

                                    EXHIBIT G
                                   DEFINITIONS

A. Affiliate of the Contractor means any natural person, corporation, partnership, joint venture, sole proprietorship or other business entity directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with the Contractor. The term "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by agreement, or otherwise. For purposes of this Agreement, it is presumed that ownership or control of the voting power of more than fifty percent (50%) of the voting stock or partnership interests in an entity constitutes control of that entity.

B. Agreement Budget refers to Energy Commission reimbursable and Contractor's Matching Fund expenditures for that portion of the Project covered by the Agreement.

C. Agreement Period is the length of this Agreement between the Energy Commission and the Contractor. The Contractor's Project may coincide with or extend outside the Agreement Period.

D.   Date means calendar date.

E. Agreement Start Date is the date the Contractor may begin work that incurs expenses for which the Energy Commission will reimburse the Contractor. No work may begin until Department of General Services (DGS) approves the Agreement.

F. Agreement End Date is the date the Contractor must stop work that incurs expenses for which the Energy Commission will reimburse the Contractor.

G. Confidential Information is information Contractor has submitted to the Energy Commission and has satisfactorily identified and which the Energy Commission has agreed to designate as confidential pursuant to Title 20 CCR 2501 and following (and amendments).

H. Economic Benefit for a Project co-funded using Energy Commission funds means the realization of economic gain or other tangible benefits by the Contractor or Affiliate of the Contractor (except bona fide third party purchasers of Contractor's commercial products) through the use of Project-Related Products and Rights, including but not limited to, operation, sale, distribution or manufacturing; or by any other transaction, including but not limited to, grant, rent, loan, equity, option, transfer, license or other fee; or by Otherwise Disposing of the Project-Related Products and Rights. The Energy Commission may rely upon professional accounting opinion in making a final determination of the dollar value of Gross Revenues, and such determination shall be the basis for calculating the royalty payment due the Energy Commission.

I. Equipment is defined as having a useful life of at least one year, having an acquisition unit cost of at least $5,000, and purchased with Energy Commission funds. Equipment means any products, objects, machinery, apparatus, implements or tools purchased, used or constructed within the Project, including those products, objects, machinery, apparatus, implements or tools from which over thirty percent (30%) of the equipment is composed of Materials purchased for the Project. For purposes of determining depreciated value of equipment used in the Agreement, the Project shall terminate at the end of the normal useful life of the equipment purchased, funded and/or developed with Energy Commission funds. The Energy Commission may determine the normal useful life of such equipment.

J. Gross Revenues means the gross Sales Price, rentals and other amounts received by Contractor from or on account of the Sale, lease, or other transfer or use of Project-Related Products and Rights, less sales tax paid. Gross Revenues shall be determined as above and in accordance with appropriate Federal cost principles and any Economic Benefit.

11. Key Partners are participants in the Project who are not receiving PIER funds or are not providing Match Funds but are integral to the outcome of the Project. Key Partners may be providing space, testing facilities, demonstration sites or a manufacturer or other implementer of the Project results.

12. Key Personnel are employees or consultants of the Contractor who are critical to the outcome of the Project. For example, they may have expertise in the particular field, or have experience that is not available from another source. Replacing these individuals may affect the outcome of the Project.

13. Key Subcontractors are contractors, subcontractors or vendors to the Contractor and who are critical to the outcome of the Project. As with Key Personnel, Key Subcontractors may have expertise in the particular field, or have experience that is not available from another source and replacement may significantly affect the Project. An employee of the Contractor's subcontractor or vendor may also qualify as "key."

14. Match Fund Participant means any party that supplies Match Funds to the Project.

15.  Match  Funds  means cash or in-kind  (non-cash)  contributions  provided by
     Contractor,   subcontractors   or  other  parties  that  will  be  used  in
     performance of this Agreement.

16. Materials means the substances used in constructing a finished object, commodity, device, article or product.

17. Otherwise Disposing Of means (1) Project-Related Products and Rights not sold but delivered by the Contractor or Affiliate of the Contractor to others regardless of the basis for compensation, if any; and (2) Project-Related Products and Rights put into use by the Contractor or any third party for any purpose other than testing or evaluation of the Project-Related Products and Rights.

18. Project refers to the entire effort undertaken and planned by the Contractor and consisting of the work co-funded by the Energy Commission. The Project may coincide with or extend beyond the Agreement period.

19. Project-Related Products and Rights means any and all inventions, discoveries, machines, designs, computer software, products, devices, mechanisms, methods, protocols, processes, algorithms, flowcharts, diagrams, trade secrets, data, copyrights, patents, trademarks, proprietary rights, and the like created or made or discovered or first reduced to practice by the Contractor or other third party as a result, in whole or in part, of the Agreement award(s) and any and all updates, revisions, modification, enhancements, derivations, variations, additions, continuations, renewals, and extensions thereto and all proceeds and products therefrom.

20. Sale is sale, license, lease, gift or other transfer of Project-Related Product and Rights.

21. Sales Price means Gross Revenues, excluding normal returns and allowances such as sales tax, freight and insurance, if applicable, derived from a Sale.

22. Subject Invention means any and all invention or discovery conceived, or first actually reduced to practice in the course of or under the Energy Commission-funded portion of this Agreement (i.e., that portion of this Agreement for which Contractor has invoiced the Energy Commission and received reimbursement) and includes any art, method, process, machine, manufacture design or composition of matter, or any new and useful improvement thereof, whether patented or unpatented, under the patent laws of the United States of America or any foreign country.

23. Technology refers to the general subject area where the product or innovation will be used. For example, solar thermal electric generation is a Technology area; direct steam generation is an innovation in this Technology area.

24.  Terms Relating to Data

     1) Technical Data or Data as used throughout this Agreement means recorded information regardless of form or characteristic, of a scientific or technical nature and used in the performance of this Agreement. It may, for example, document research; document experimental, developmental, demonstration, or engineering work; or be usable or used to define a design or process; or to procure, produce, support, maintain, or operate material. The data may be graphic or pictorial delineations in media such as drawings or photographs, test specifications or related performance or design type documents or computer software (including computer programs, computer software data bases, and computer software documentation). Examples of Technical Data include manufacturing techniques and methods, machinery, devices such as tools, products, or components, research and engineering data, engineering drawings and associated lists, specifications, engineering calculations, standards, process sheets, manuals, technical reports, catalog item identification, and related information. Technical Data as used herein does not include financial reports, cost analyses and other information incidental to administration of this agreement.

     2) Proprietary Data is such data as Contractor has identified in a satisfactory manner as being under Contractor's control prior to commencement of performance of this Agreement, and which Contractor has reasonably demonstrated as being of a proprietary nature either by reason of copyright, patent or trade secret doctrines in full force and effect at the time when performance of this Agreement is commenced. Proprietary Data also includes data of a proprietary nature produced during the course of this Agreement that is produced by Contractor or its subcontractors at their own expense.

     3) Generated Data is that data that the Contractor collects, collates, records, deduces, reads out or postulates for use in the performance of this Agreement. In addition, any electronic data processing program, model or software system developed or substantially modified by the Contractor in the performance of this Agreement at Energy Commission expense, together with complete documentation thereof, shall be treated as Generated Data.

     4) Deliverable Data is that data which, under the terms of this Agreement, is required to be delivered to the Energy Commission.

25. A Trade Secret is any formula, plan, pattern, process, tool, mechanism, compound, procedure, production data, or compilation of information which is not patented and which is generally known only to certain individuals with a commercial concern and are using it to fabricate, produce or compound an article of trade or a service having commercial value and which gives its user an opportunity to obtain a business advantage over competitors who do not know or use it.

                                    EXHIBIT H
               PUBLIC INTEREST ENERGY RESEARCH (PIER) SUBCONTRACT
                              FLOW-DOWN PROVISIONS

The following language must be included in all subcontracts executed by PIER contractors. This language is the minimum that must be contained in subcontracts. Contractor may include other provisions as well. Contractor should use this template and fill in the name of the Contractor and Subcontractor as appropriate in each place where there is a _____ blank.

=============================================================================

This Agreement is funded by or funded in part by the California Energy Commission (Energy Commission) Public Interest Energy Research (PIER) Program. _______ [Contractor] entered into a prime contract with the Energy Commission. This Agreement between ______ [Contractor] and ______ [Subcontractor] is a subcontract to the prime contract.

1.       STANDARD OF PERFORMANCE

     __________  [Subcontractor]  shall be  responsible  in the  performance  of
     ______'s [Subcontractor] work under this Agreement for exercising the degree of skill and care required by customarily accepted good professional practices and procedures used in scientific and engineering research fields. Any costs for failure to meet these standards, or otherwise defective services, which require re-performance, as directed by _______ [Contractor], shall be borne in total by the ______ [Subcontractor] and not the Energy Commission or ________ [Contractor]. In the event the ______ [Subcontractor] fails to perform in accordance with the above standard the following will apply:

     A. ________ [Subcontractor] will re-perform, at its own expense, any task, that was not performed to the reasonable satisfaction of ______ [Contractor]. Any work re-performed pursuant to this clause shall be completed within the time limitations originally set forth for the specific task involved. ________ [Subcontractor] shall work any overtime required to meet the deadline for the task at no additional cost to _____ [Contractor].

     B. _______ [Contractor] shall provide a new schedule for the re-performance of any task pursuant to this clause in the event that re-performance of a task within the original time limitations is not feasible.

     C. In the event ________ [Subcontractor] fails to perform in accordance with the foregoing standard of performance, ______ [Contractor] and _______ [Subcontractor] shall seek to negotiate in good faith an equitable resolution satisfactory to both parties.

2. RECORDKEEPING, COST ACCOUNTING AND AUDITING

     A. Recordkeeping. ______ [Subcontractor] shall maintain all records, documents or other evidence relating to direct and indirect expenses reimbursed to ________ [Subcontractor] hereunder, and to hours of employment on this Agreement by all employees of ________ [Subcontractor] for which ________ [Contractor] is billed. These records shall be sufficient to reflect all costs claimed to have been incurred in performing this Agreement.

     B. Accounting Procedures. _______'s [Subcontractor] costs shall be determined on the basis of the ______'s [Subcontractor] accounting system procedures and practices employed as of the effective date of this Agreement. _______'s [Subcontractor] accounting system shall distinguish between direct costs and indirect costs. All costs incurred for the same purpose, in like circumstances, are either direct costs only or indirect costs only with respect to costs incurred under this Agreement.

     C.   Allowability of Costs.

          1) Allowable Costs. Allowable costs may include all costs, direct and indirect, incurred in the performance of work and capped as identified in the budget for this Agreement. Costs must be incurred within the term of the Agreement. Factors to be considered in determining whether an individual item of cost is allowable include (i) reasonableness of the item, (ii) allowability of the item to the work, and (iii) the terms and conditions of this Agreement.

          2) Unallowable Costs. Some examples of unallowable costs include: contingency costs, imputed costs, fines and penalties, losses on contracts, excess profit taxes, and increased contract rates and fees for this Agreement.

3.   AUDIT

     _________ [Subcontractor] agrees that the Energy Commission, the Department of General Services, the Bureau of State Audits, or their designated representative shall have the right to review and to copy any records and supporting documentation pertaining to the performance of this Agreement. ______ [Subcontractor] agrees to maintain such records for possible audit for a minimum of three (3) years after final payment, unless a longer period of records retention is stipulated. ______ [Subcontractor] agrees to allow the auditor(s) access to such records during normal business hours and to allow interviews of any employees who might reasonably have information related to such records. Further, ______ [Subcontractor] agrees to include a similar right of the State to audit records and interview staff in any subcontract between ______ [Subcontractor] and a third party related to performance of this Agreement ("lower tier subcontracts").

4.   PURCHASE OF EQUIPMENT

         If equipment is purchased with Energy Commission funds, the following applies:

     A. Equipment is defined as having a useful life of at least one year, having an acquisition unit cost of at least $5,000, and purchased with Energy Commission funds. Equipment means any products, objects, machinery, apparatus, implements or tools purchased, used or constructed within the Project, including those products, objects, machinery, apparatus, implements or tools from which over thirty percent (30%) of the equipment is composed of materials purchased for the Project. For purposes of determining depreciated value of equipment used in the Agreement, the Project shall terminate at the end of the normal useful life of the equipment purchased, funded and/or developed with Energy Commission funds. The Energy Commission may determine the normal useful life of such equipment.

     B. Materials means the substances used in constructing a finished object, commodity, device, article or product.

     C. Title to all non-expendable equipment purchased in part or in whole with Energy Commission funds shall remain with the Energy Commission. The Energy Commission will complete and file a UCC.1 with the Secretary of State's Office for all such equipment.

     D. _______ [Subcontractor] shall assume all risk for maintenance, repair, destruction and damage to equipment while in the possession or subject to the control of ______ [Subcontractor]. ______ [Subcontractor] is not expected to repair or replace equipment that is intended to undergo significant modification or testing to the point of damage/destruction.

     E.   Upon termination of this Agreement, the Energy Commission may:

          1)   if   requested   by  _____   [Contractor],   authorize   ______'s
               [Subcontractor] continued use of such equipment to further energy research in the public interest,

          2) by mutual agreement with ______ [Contractor], allow ______ [Subcontractor] to purchase such equipment for an amount not to exceed the residual value of the equipment as of the date of termination of this Agreement, or

          3) request that such equipment be delivered to the Energy Commission with any costs incurred for such return to be borne by the Energy Commission.

5.   RIGHTS OF PARTIES REGARDING DELIVERABLES, DATA & INTELLECTUAL PROPERTY

     A.   Energy Commission's Rights in Deliverables

          Deliverables and reports specified for delivery to the _____ [Contractor] for the Energy Commission's use under this Agreement shall become the property of the Energy Commission. The Energy Commission may use, publish, and reproduce the deliverables and reports subject to the provisions of clause 6 below.

     B.   Rights in Technical, Generated, and Deliverable Data

          1) ________'s [Subcontractor's] Rights. All technical, generated and deliverable data produced under this Agreement shall be limited by the license retained by the Energy Commission in 2) below, and the rights the Energy Commission has in deliverables specified above in A).

          2) Energy Commission's Rights. _______ [Subcontractor] shall provide Energy Commission Contract Manager (through ______ [Contractor]), with a copy of all technical, generated and deliverable data produced under this Agreement when requested by the Energy Commission. ________ [Subcontractor] is not required to copy and submit data the Energy Commission Contract Manager has identified as being unusable to the Energy Commission and the PIER program such as raw data that is too disaggregated or voluminous for practical application. Such Data shall be retained at _______'s [Subcontractor's] facility for inspection, review and possible copying by the Contract Manager for a minimum of three (3) years after final payment unless a longer period of records retention is stipulated.

               Upon request by Contractor or Contract Manager, _______ [Subcontractor] shall provide the Energy Commission Contract Manager and any designated reviewer(s), access to review technical and generated data produced in the course of this Agreement that is not requested to be a deliverable.

               For all technical, generated and deliverable data produced under this Agreement, the Energy Commission retains a no-cost, non-exclusive, non-transferable, irrevocable, royalty-free, worldwide, perpetual license to use, publish, translate, produce and to authorize others to produce, translate, publish and use the data, subject to the provisions of clause 6 below.

     C. Exclusive Remedy. In the event the Energy Commission intends to publish or has disclosed data _____ [Subcontractor] considers confidential, ______'s [Subcontractor's] exclusive remedy is a civil court action for injunctive relief. Such court action shall be filed in Sacramento County, Sacramento, California.

     D.   Waiver of Consequential Damages.

          IN NO EVENT WILL THE ENERGY COMMISSION BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES BASED ON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT, OR ANY OTHER LEGAL THEORY FOR THE DISCLOSURE OF _______'s [SUBCONTRACTOR'S] CONFIDENTIAL RECORDS, EVEN IF THE ENERGY COMMISSION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. DAMAGES THAT THE ENERGY COMMISSION WILL NOT BE RESPONSIBLE FOR INCLUDE, BUT ARE NOT LIMITED TO, LOSS OF PROFIT; LOSS OF SAVINGS OR REVENUE; LOSS OF GOODWILL; LOSS OF USE OF THE PRODUCT OR ANY ASSOCIATED EQUIPMENT; COST OF CAPITAL; COST OF ANY SUBSTITUTE EQUIPMENT, FACILITIES, OR SERVICES; DOWNTIME; THE CLAIMS OF THIRD PARTIES INCLUDING CUSTOMERS; AND INJURY TO PROPERTY.

     E. Proprietary Data. Proprietary data owned by _______ [Subcontractor] shall remain with ____ [Subcontractor] throughout the term of this Agreement and thereafter. The extent of _____ [Contractor] or Energy Commission access to the same and the testimony available regarding the same shall be limited to that reasonably necessary to demonstrate, in a scientific manner to the satisfaction of scientific persons, the validity of any premise, postulate or conclusion referred to or expressed in any deliverable hereunder. Upon request by ____
          [Contractor] or Energy Commission Contract Manager, _____ [Subcontractor] shall provide Energy Commission Contract Manager and any designated reviewer(s) access to review ______ [Subcontractor's] proprietary data produced in the course of this Agreement that is not requested to be a deliverable. ____________ [Contractor] shall not disclose any ___________'s [Subcontractor] proprietary data access or reviewed to any third party.

     F.   Preservation   of  Data.   Any  data  that  is  reserved  to  ________
          [Subcontractor] by the express terms hereof, and pre-existing proprietary or confidential data that have been utilized to support any premise, postulate or conclusion referred to or expressed in any deliverable hereunder, shall be preserved by ______ [Subcontractor] at ______'s [Subcontractor] own expense for a period of not less than three years after final payment, unless a longer period or record retention is stipulated.

     G. Destruction of Data. Before the expiration of three years and before changing the form of or destroying any technical, generated or deliverable data or trade secrets, _______ [Subcontractor] shall notify __________ [Contractor] of any such contemplated action and Energy Commission may, within thirty (30) days after said notification, determine whether it desires said data to be further preserved. If Energy Commission so elects, the expense of further preserving said data shall be paid for by the Energy Commission. _________ [Subcontractor] agrees that Energy Commission may at its own expense, have reasonable access to said data throughout the time during which said data is preserved. _______ [Subcontractor] agrees to use its best efforts to identify competent witnesses to testify in any court of law regarding said data or, at Energy Commission's expense, to furnish such competent witnesses.

     H. Patent Rights. Ownership of patent rights between ____ [Contractor] and ______ [Subcontractor] is not addressed in this paragraph. However, the Energy Commission retains certain patent rights in its prime contract with _____ [Contractor]. ____ [Subcontractor] acknowledges the following minimum Energy Commission patent rights for subject inventions: The Energy Commission retains a no-cost, nonexclusive, nontransferable, irrevocable, royalty-free, worldwide perpetual license to use or have practiced for or on behalf of the State of California subject invention(s) for governmental purposes. The owner of subject invention(s) must obtain agreements to effectuate this clause with all persons or entities, except for the U.S. Department of Energy (DOE), obtaining ownership interest in the patented subject invention(s). Previously documented (whether patented or unpatented under the patent laws of the United States of America or any foreign country) inventions are exempt from this provision.

     I. March-In Rights. If __________ [Subcontractor] is the owner of a subject invention, _______ [Subcontractor] shall forfeit and assign to the Energy Commission, at the Energy Commission's request, all rights on a subject invention if either: 1) ___________ [Subcontractor] fails to apply for a patent on subject inventions(s) developed under this Agreement within six months of conceiving or first actually reducing to practice the technology; or 2) _______ [Subcontractor] or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention. In this event, _____ [Subcontractor] agrees to relinquish all rights, subject to DOE reserved rights, on the subject invention to the Energy Commission. The Energy Commission will have the unfettered right to use and/or dispose of the rights in whatever manner it deems most suitable to help transfer the technology into the market place, including but not limited to, seeking patent protection, or licensing the invention.

     J. Energy Commission's Rights to Invention. ________ [Subcontractor] and all persons and/or entities obtaining an ownership interest in subject invention(s) shall include within the specification of any United States patent application, and any patent issuing thereon covering a subject invention, the following statement:

          THIS INVENTION WAS MADE WITH STATE OF CALIFORNIA SUPPORT UNDER CALIFORNIA ENERGY COMMISSION AGREEMENT NUMBER 500-04-009. THE ENERGY COMMISSION HAS CERTAIN RIGHTS TO THIS INVENTION.

     K. Energy Commission's Interest in Inventions. If _____ [Subcontractor] perfects a patent application on any subject invention, ______ [Subcontractor] shall notify Contractor in order for the Energy Commission to prepare and file a Uniform Commercial Code (UCC.1) Financing Statement with the Secretary of State's Office.

     L.   Copyrights.

          1) If ______[Subcontractor] is the owner of a copyright, _____ [Subcontractor] agrees to grant the Energy Commission a royalty-free, no-cost nonexclusive, irrevocable, nontransferable worldwide, perpetual license to produce, translate, publish, use and dispose of, and to authorize others to produce, translate, publish, use and dispose of all copyrightable material first produced or composed in the performance of this Agreement.

          2) ______ [Subcontractor] will apply copyright notices to all deliverables using the following form or such other form as may be reasonably specified by _________ [Contractor].

          (C)[YEAR OF FIRST PUBLICATION OF DELIVERABLE], [THE COPYRIGHT
                      HOLDER'S NAME]. ALL RIGHTS RESERVED.

          3) In the event ____ [Subcontractor] develops software that is not a deliverable under the Agreement, and if _____ [Subcontractor] is the owner of the software, ______ [Subcontractor] shall grant the Energy Commission a royalty-free, no-cost, non-exclusive, irrevocable, non-transferable, worldwide, perpetual license to produce and use the software, its derivatives and upgrades for governmental purposes.

     M. Intellectual Property Indemnity. _______ [Subcontractor] warrants that ______ [Subcontractor] will not, in its supplying of the work under this Agreement, knowingly infringe or misappropriate any intellectual property right of a third party, and that it will conduct a reasonable investigation of the intellectual property rights of third parties to avoid such infringement. _____ [Subcontractor] will defend and indemnify ______ [Contractor] and Energy Commission from and against any claim, lawsuit or other proceeding, loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) to the extent arising out of: (i) any third party claim that a deliverable infringes any patent, copyright, trade secret or other intellectual property right of any third party, or (ii) any third party claim arising out of the negligent or other tortious act(s) or omission(s) by _____ [Subcontractor], its employees, lower tier subcontractors or agents, in connection with or related to the deliverables or the _____'s [Subcontractor's] performance thereof under this Agreement.

6.   LIMITATION ON DISCLOSURE OF INFORMATION

     A.   __________   [Subcontractor]   must  receive   approval   from  ______
          [Contractor] before disclosing to any third party the contents of any draft deliverable or report.

     B. After any document submitted has become a part of the public records of the State, _______ [Subcontractor] may, if it wishes to do so at its own expense, publish or utilize the same, and shall include the Legal and Copyright Notices required above.

     C. In the event any public statement is made by the Energy Commission as to the role of _____[Subcontractor] or the content of any deliverable or report, ____ [Subcontractor] may, if it believes such statement to be incorrect, state publicly what it believes is correct.

     D. No record that is provided to ______ [Subcontractor] by the Energy Commission or ____ [Contractor] for _______'s [Subcontractor's] use in performing this Agreement and which has been designated as confidential information, or is the subject of a pending application for confidential designation, except as provided in Title 20, CCR
          Section 2505 and following (and amendments), shall be disclosed by ______ [Subcontractor], unless disclosure is ordered by a court of competent jurisdiction. At the election of ______ [Contractor] or the Energy Commission Contract Manager, ____ [Subcontractor], its employees and any lower tier subcontractor shall execute a confidentiality agreement supplied by _______ [Contractor] or Energy Commission.

     E. _______ [Subcontractor] acknowledges that each of its officers, employees, and lower tier subcontractors who are involved in the performance of this Agreement will be informed about these restrictions and be directed to abide by the above terms.

     F. Data provided to the Energy Commission by ______ [Subcontractor], which data the Energy Commission has not already agreed to keep confidential and which _____ [Subcontractor] seeks to have designated as confidential, or is the subject of a pending application for confidential designation, will not be disclosed by the Energy Commission except as provided in Title 20 CCR Sections 2506 and 2507 (and amendments), unless disclosure is ordered by a court of competent jurisdiction.

7.   NO FURTHER ASSIGNMENTS

     _______ [Subcontractor] shall not make any assignment of this Agreement to any third party without advance written consent of the ______ [Contractor].

8.   NON-DISCRIMINATION

     During the performance of this Agreement, ______ [Subcontractor] and any of its lower tier subcontractors shall not unlawfully discriminate, harass, or allow harassment against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care leave. ______ [Subcontractor] shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. _______ [Subcontractor] shall comply with the provisions of the Fair Employment and Housing Act (Government Code
     Section 12990 (a-f) et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285 et seq.). The applicable regulations of the Fair Employment and Housing Energy Commission implementing Government Code Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations, are incorporated into this Agreement by reference and made a part hereof as if set forth in full. ______ [Subcontractor] shall give written notice of its obligations under this clause to labor organizations with which they have a collective bargaining or other Agreement. _______ [Subcontractor] shall include the nondiscrimination and compliance provisions of this clause in all subcontracts between ______ [Subcontractor] and a lower tier subcontractor to perform work under this Agreement.

9.   STOP WORK

     ________ [Contractor] may, at any time, by written notice to _______ [Subcontractor], require ______ [Subcontractor] to stop all or any part of the work tasks in this Agreement. Stop work orders may be issued for reasons such as a Project exceeding budget, standard of performance, out of scope work, delay in Project schedule, misrepresentations and the like.

     A. Compliance. Upon receipt of such stop work order, _______ [Subcontractor] shall immediately take all necessary steps to comply therewith and to minimize the incurrence of costs allocable to work stopped.

     B. Equitable Adjustment. An equitable adjustment shall be made by ______ [Contractor] based upon a written request by _______ [Subcontractor].

     C. Canceling a Stop Work Order. _______ [Subcontractor] shall resume the work only upon receipt of written instructions from the _______ [Contractor].

10.  TERMINATION

     [NOTE: SUBCONTRACT MUST CONTAIN TERMINATION RIGHTS OF THE CONTRACTOR SIMILAR TO THE CAUSE/FOR CAUSE OPTIONS BELOW. Contractor may use its own standard termination language as long as Contractor retains the right to terminate with and without cause. Contractor may use the language below if it does not have standard termination language. Contractor may add a right of Subcontractor to terminate, but Subcontractor's right to terminate is not encouraged, so sample language is not included here.]

     This Agreement may be terminated as follows:

     A. In the event of breach by _________ [Subcontractor] of the conditions in this Agreement, __________ [Contractor] may, without prejudice to any of its legal remedies, terminate this Agreement for cause, upon five days written notice to ______[Subcontractor].

     B. _________[Contractor], may at its option, terminate this Agreement without cause, upon giving 30 days written notice to _______ [Subcontractor]. In such event, _____ [Subcontractor] agrees to use all reasonable efforts to mitigate its expenses and obligations under this Agreement.

11.  ACCESS TO SITES & RECORD

     _____ [Contractor] and Energy Commission staff or its representatives shall have reasonable access to all Project sites and all records related to this Agreement. ______ [Subcontractor] shall ensure the same access rights for all lower tier subcontractors.

12.  CONFLICT OF INTEREST

     A. Conflicts in General. _____ [Subcontractor] agrees to continuously review new and upcoming Projects in which members of the _____
          [Subcontractor] team may be involved for potential conflicts of interest and report potential conflicts to _______ [Contractor].

      NOTE: Section B applies to subcontracts under PIER Tech support contracts:

     B.   Contracting.

          1) Bidding Activities. _________ [Subcontractor] agrees not to bid as an independent consultant on the following:
                 a) A request for proposal (RFP) or Project on which _______
                    [Contractor] or _____ [Subcontractor] has provided assistance under this Agreement.
                 b) Every related RFP or subject that currently  receives
                    assistance or receives assistance during this Agreement under the PIER Program or intends to apply for such assistance under the PIER Program and makes that fact known to ________ [Contractor] or _________ [Subcontractor].

          2)   Reviewing,    Evaluation   &   Assistance   Activities.   _______
               [Subcontractor] shall be disqualified from participating in the review, evaluation, or assistance of:

               a)   Any Project  seeking  assistance  under the PIER Program for
                    which  ____   [Subcontractor]   has  become  an  independent
                    consultant in a situation not covered by 1) above; or,

               b) Any Project for which, within twelve (12) months prior to the start date of this Agreement or at any time during this Agreement, _____ [Subcontractor] has provided assistance under a separate agreement to the Project proponent that is seeking assistance for the same Project under the PIER Program.

          3) Lower Tier Subcontractors _____ [Subcontractor] shall require each of its lower tier subcontractors who will be involved in the performance of this Agreement to agree to the above terms. The terms of this paragraph shall remain in effect for the duration of this Agreement.

13.  LEGAL NOTICE

     All documents prepared for this Agreement that will be released to the public in hard copy, electronic or website format including but not limited to reports, deliverables, articles submitted for publication, and all reprints shall include the following:

                                  LEGAL NOTICE

                  THIS REPORT WAS PREPARED AS A RESULT OF WORK SPONSORED BY THE CALIFORNIA ENERGY COMMISSION (ENERGY COMMISSION). IT DOES NOT NECESSARILY REPRESENT THE VIEWS OF THE ENERGY COMMISSION, ITS EMPLOYEES, OR THE STATE OF CALIFORNIA. THE ENERGY COMMISSION, THE STATE OF CALIFORNIA, ITS EMPLOYEES, CONTRACTORS, AND SUBCONTRACTORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND ASSUME NO LEGAL LIABILITY FOR THE INFORMATION IN THIS REPORT; NOR DOES ANY PARTY REPRESENT THAT THE USE OF THIS INFORMATION WILL NOT INFRINGE UPON PRIVATELY OWNED RIGHTS. THIS REPORT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE ENERGY COMMISSION NOR HAS THE ENERGY COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS REPORT.

14.      SURVIVAL

         It is understood and agreed that certain clauses shall survive completion or termination of this Agreement for any reason. The clauses include but are not limited to:

o        Recordkeeping, Cost Accounting and Auditing
o        Audit
o        Purchase of Equipment
o        Rights of Parties Regarding Deliverables, Data and Intellectual
         Property
o        Access to Sites and Records